U.S. $150,000,000

                                CREDIT AGREEMENT

                         Dated as of November [28], 2005

                                      Among

                               PAXAR CORPORATION,
                                   PAXAR B.V.,
                                PAXAR ITALIA SRL

                                       and
                               PAXAR FAR EAST LTD.
                                  as Borrowers
                                  ------------

                                       and

                    THE INITIAL LENDERS, INITIAL ISSUING BANK
                        AND SWING LINE BANK NAMED HEREIN
          as Initial Lenders, Initial Issuing Bank and Swing Line Bank
          ------------------------------------------------------------

                               ABN AMRO BANK N.V.
                             as Administrative Agent

                             BANK OF AMERICA, N.A.,
                              THE BANK OF NEW YORK
                                       and
                                  SUNTRUST BANK
                            as Co-Syndication Agents
                            ------------------------

            HSBC BANK USA, NATIONAL ASSOCIATION, NATIONAL ASSOCIATION
                             as Documentation Agent
                             ----------------------

 ------------------------------------------------------------------------------

                              ABN AMRO INCORPORATED
                               as Sole Bookrunner
                               ------------------

                                       and

                             ABN AMRO INCORPORATED,
                         BANC OF AMERICA SECURITIES LLC
                                       and
                            BNY CAPITAL MARKETS, INC.
                             as Joint Lead Arrangers
                             -----------------------

                                TABLE OF CONTENTS

                                Table of Contents


                                                                                                Page

                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01.        Certain Defined Terms.........................................................1
SECTION 1.02.        Computation of Time Periods..................................................21
SECTION 1.03.        Accounting Terms.............................................................21
                                   ARTICLE II
           AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT

SECTION 2.01.        The Advances.................................................................21
SECTION 2.02.        Making the Advances..........................................................24
SECTION 2.03.        The Competitive Bid Advances.................................................26
SECTION 2.04.        Issuance of and Drawings and Reimbursement Under Letters of Credit...........30
SECTION 2.05.        Fees  .......................................................................31
SECTION 2.06.        Termination or Reduction of the Commitments..................................32
SECTION 2.07.        Repayment of Advances........................................................32
SECTION 2.08.        Interest.....................................................................34
SECTION 2.09.        Interest Rate Determination..................................................36
SECTION 2.10.        Conversion of Advances.......................................................37
SECTION 2.11.        Prepayments..................................................................37
SECTION 2.12.        Increased Costs..............................................................38
SECTION 2.13.        Illegality...................................................................39
SECTION 2.14.        Payments and Computations....................................................39
SECTION 2.15.        Taxes 40
SECTION 2.16.        Sharing of Payments, Etc.....................................................42
SECTION 2.17.        Use of Proceeds..............................................................42
SECTION 2.18.        Increase in the Aggregate Commitments........................................42
SECTION 2.19.        Lending Installations........................................................44
                                   ARTICLE III
                     CONDITIONS TO EFFECTIVENESS AND LENDING

SECTION 3.01.        Conditions Precedent to Effectiveness........................................44
SECTION 3.02.        Conditions Precedent to Each Borrowing (other than a Competitive Bid
                     Borrowing) and Issuance......................................................46
SECTION 3.03.        Conditions Precedent to Each Competitive Bid Borrowing.......................47
SECTION 3.04.        Determinations Under Section 3.01............................................47
                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.        Representations and Warranties of the Borrowers..............................48


                                    ARTICLE V
                               COVENANTS OF PAXAR


SECTION 5.01.        Affirmative Covenants........................................................50
SECTION 5.02.        Negative Covenants...........................................................54
SECTION 5.03.        Financial Covenants..........................................................59
                                   ARTICLE VI
                                EVENTS OF DEFAULT

SECTION 6.01.        Events of Default............................................................59
                                   ARTICLE VII
                            THE ADMINISTRATIVE AGENT

SECTION 7.01.        Authorization and Action.....................................................62
SECTION 7.02.        Administrative Agent's Reliance, Etc.........................................62
SECTION 7.03.        ABN and Affiliates...........................................................62
SECTION 7.04.        Lender Credit Decision.......................................................63
SECTION 7.05.        Indemnification..............................................................63
SECTION 7.06.        Successor Administrative Agent...............................................63
                                  ARTICLE VIII
                   GUARANTY, CROSS-GUARANTY AND SUBORDINATION

SECTION 8.01.        Guaranty.....................................................................64
SECTION 8.02.        Cross-Guaranty...............................................................67
SECTION 8.03.        Subordination................................................................70
                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION 9.01.        Amendments, Etc..............................................................71
SECTION 9.02.        Notices, Etc.................................................................72
SECTION 9.03.        No Waiver; Remedies..........................................................73
SECTION 9.04.        Costs and Expenses...........................................................73
SECTION 9.05.        Right of Set-off.............................................................74
SECTION 9.06.        Binding Effect...............................................................75
SECTION 9.07.        Assignments, Designations and Participations.................................75
SECTION 9.08.        Confidentiality..............................................................79
SECTION 9.09.        No Liability of the Issuing Bank.............................................79
SECTION 9.10.        Governing Law................................................................79
SECTION 9.11.        Execution in Counterparts....................................................79
SECTION 9.12.        Judgment.....................................................................80
SECTION 9.13.        Jurisdiction, Etc............................................................80
SECTION 9.14.        Know Your Customer Rules.....................................................81
SECTION 9.15         Patriot Act Notice...........................................................80
SECTION 9.16.        Waiver of Jury Trial.........................................................82


Schedules

Schedule I -      List of Applicable Lending Offices

Schedule II -     Commitments

Schedule 2.01(c) -         Existing Letters of Credit

Schedule 2.08 -   Additional Cost Rate

Schedule 4.01(c) -         Required Authorizations and Approvals

Schedule 4.01(f) -         Environmental Actions

Schedule 4.01(i) -         Environmental Laws

Schedule 5.02(a) -         Existing Liens

Schedule 5.02(d) -         Existing Debt


Exhibits

Exhibit A-1       -        Form of Revolving Credit Note

Exhibit A-2       -        Form of Competitive Bid Note

Exhibit B-1       -        Form of Notice of Borrowing

Exhibit B-2       -        Form of Notice of Competitive Bid Borrowing

Exhibit C         -        Form of Assignment and Acceptance

Exhibit D         -        Form of Designation Agreement

Exhibit E         -        Form of Opinion of Counsel for Paxar

Exhibit F         -        Subsidiary Guaranty

Exhibit G         -        Foreign Subsidiary Guaranty

                                CREDIT AGREEMENT


                                                 Dated as of November [28], 2005

          Paxar Corporation, a New York corporation ("Paxar"), Paxar B.V., a Netherlands corporation ("PBV"), Paxar Italia SRL, an Italian corporation ("PI") and Paxar Far East Ltd., a Hong Kong corporation ("PHK" and together with PBV and PI, the "Non-US Borrowers" and the Non-US Borrowers together with Paxar, the "Borrowers"), the banks, financial institutions and other institutional lenders (the "Initial Lenders") listed on the signature pages hereof as the Initial Lenders, the banks, financial institutions and other institutional lenders (the "PI Lenders") listed on the signature pages hereof as the PI Lenders, ABN AMRO Bank N.V. ("ABN") and Bank of America, N.A. ("BofA") as initial issuing banks (in such capacity, the "Initial Issuing Banks"), ABN as the swing line bank (in such capacity, the "Swing Line Bank"), ABN as administrative agent (in such capacity, the "Administrative Agent") for the Lender Parties (as hereinafter defined), BofA, The Bank of New York and SunTrust Bank, as Co-Syndication Agents (the "Co-Syndication Agents") and HSBC Bank USA, National Association, as Documentation Agent (the "Documentation Agent," and together with the
Administrative Agent and the Co-Syndication Agents, the "Agents"), agree as follows:

                             PRELIMINARY STATEMENTS

          Paxar has requested that the Lender Parties party hereto enter into this Agreement to lend the Borrowers (as hereinafter defined) and issue Letters of Credit (as hereinafter defined) for the benefit of the Borrowers from time to time in an aggregate principal amount of up to $150,000,000. The Lender Parties hereunder have indicated their willingness to agree to lend such amounts and issue Letters of Credit on the terms and conditions of this Agreement.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

          SECTION 1.01.     Certain Defined Terms.
                            ---------------------

          As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Additional Cost Rate" is set forth on Schedule 2.08.

          "Administrative Agent's Account" means (a) in the case of Advances denominated in US Dollars, the account of the Administrative Agent, ABA No. 026009580, F/O ABN AMRO Bank N.V., Chicago Branch CPU, Account No. 650-001-1789-41, Reference: Agency Services (00430196), (b) in the case of payments in respect of Letters of Credit, the account of the Administrative Agent, ABA No. 026009580, F/O ABN AMRO Bank N.V., Chicago Trade Services CPU, Account No. 655-001-1711-41, Reference: (00430196) (Paxar Corporation) and (c) in the case of Advances denominated in any Primary Currency, the account of the Administrative Agent designated in writing from time to time by the Administrative Agent to Paxar, the other Borrowers and the Lender Parties for such purpose.

          "Advance" means a Revolving Credit A Advance, a Revolving Credit B Advance, a Swing Line Advance, a Letter of Credit Advance or a Competitive Bid Advance.

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

          "Applicable Lending Office" means, with respect to each Lender Party, such Lender Party's Domestic Lending Office in the case of a Prime Rate Advance and such Lender Party's Eurocurrency Lending Office in the case of a Eurocurrency Rate Advance and, in the case of a Competitive Bid Advance, the office of such Lender Party notified by such Lender Party to the Administrative Agent as its Applicable Lending Office with respect to such Competitive Bid Advance.

          "Applicable Margin" means, (x) during the period from the Effective Date until the earlier of the (i) the third day after the delivery of the 2005 annual financial statements pursuant to Section 5.01(l)(ii) and (ii) April 18, 2006, 0.50% and (y) at any time after such earlier date, a percentage per annum determined by reference to the Debt to EBITDA Ratio as set forth below:

              ------------------------------- ----------------------------
                         Debt To                 Applicable Margin for
                       EBITDA Ratio            Revolving Credit Advances
              ------------------------------- ----------------------------
              Level 1                                    0.40%
              -------
              Less than 1.50 to 1
              ------------------------------- ----------------------------
              Level 2                                    0.50%
              -------
              Greater than or equal to 1.50
              to 1 but less than 2.00 to 1
              ------------------------------- ----------------------------
              Level 3                                    0.60%
              -------
              Greater than or equal to 2.00
              to 1 but less than 2.50 to 1
              ------------------------------- ----------------------------
              Level 4                                    0.70%
              -------
              Greater than or equal to 2.50
              to 1
              ------------------------------- ----------------------------

     The Applicable Margin for each Advance (other than a Competitive Bid Advance) shall be determined by reference to the Debt to EBITDA Ratio in effect on the first day of each Interest Period for such Advance; provided, however, that (A) no change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 5.01(l)(i) or (ii) and a certificate of the chief financial officer or the treasurer of Paxar demonstrating such ratio and (B) the Applicable Margin shall be at Level 4 for so long as the Borrower has not submitted to the Administrative Agent the information described in clause (A) of this proviso as and when required under Section 5.01(1)(i) or (ii), as the case may be.

          "Applicable Percentage" means, (x) during the period from the Effective Date until the earlier of (i) the third day after the delivery of the 2005 annual financial statements pursuant to Section 5.01(l)(ii) and
     (ii) April 18, 2006, 0.10% and (y) at any time after such earlier date, a percentage per annum determined by reference to the Debt to EBITDA Ratio as set forth below:

              -------------------------------- ------------------------------
                          Debt To                       Applicable
                       EBITDA Ratio                     Percentage
              -------------------------------- ------------------------------
              Level 1                                     0.100%
              -------
              Less than 1.50 to 1
              -------------------------------- ------------------------------
              Level 2                                     0.125%
              -------
              Greater than or equal to 1.50
              to 1 but less than 2.00 to 1
              -------------------------------- ------------------------------
              Level 3                                     0.150%
              -------
              Greater than or equal to 2.00
              to 1 but less than 2.50 to 1
              -------------------------------- ------------------------------
              Level 4                                     0.175%
              -------
              Greater than or equal to 2.50
              to 1
              -------------------------------- ------------------------------


     The Applicable Percentage for the Revolving Credit Facility shall be determined by reference to the Debt to EBITDA Ratio in effect from time to time; provided, however, that (A) no change in the Applicable Percentage shall be effective until three Business Days after the date on which the Administrative Agent receives financial statements pursuant to Section 5.01(l)(i) or (ii) and a certificate of the chief financial officer or the treasurer of Paxar demonstrating such ratio and (B) the Applicable

     Percentage shall be at Level 4 for so long as the Borrower has not submitted to the Administrative Agent the information described in clause
     (A) of this proviso as and when required under Section 5.01(1)(i) or (ii), as the case may be.

          "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender Party and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit C hereto.

          "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

          "Borrowing" means a Revolving Credit Borrowing, a Swing Line Borrowing or a Competitive Bid Borrowing.

          "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurocurrency Rate Advances, on which dealings are carried on in the London interbank market and banks are open for business in the country of issue of the currency of such Eurocurrency Rate Advance, and if the applicable Business Day relates to the borrowing or payment of any Advance by any Non-US Borrower, on which banks in the respective jurisdiction of such Non-US Borrower are not required or authorized by law to close.

          "Capital Expenditures" means, for any Person for any period, the sum of (a) all expenditures made, directly or indirectly, by such Person or any of its Subsidiaries during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have been or should be, in accordance with GAAP, reflected as additions to property, plant or equipment on a Consolidated balance sheet of such Person or have a useful life of more than one year plus (b) without duplication, the aggregate principal amount of all Debt (including Obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures.

          "Capitalized Leases" means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

          "Cash Equivalents" means any of the following, to the extent owned by Paxar or any of its Subsidiaries free and clear of all Liens and having a maturity of not greater than 180 days from the date of issuance thereof:
     (a) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any state thereof and has combined capital and surplus of at least $1 billion, (c) commercial paper issued by any corporation organized under the laws of any state of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P or (d) Investments in money market funds that invest primarily in Cash Equivalents of the types described in clauses (a),
     (b) and (c) above and are established by a Lender Party or any Affiliate of a Lender Party.

          "Commitment" means either Revolving Credit Commitment or a Letter of Credit Commitment, as applicable.

          "Competitive Bid Advance" means an advance by a Lender Party to Paxar as part of a Competitive Bid Borrowing resulting from the competitive bidding procedure described in Section 2.03 and refers to a Fixed Rate Advance or a LIBO Rate Advance (each of which may only be in US Dollars).

          "Competitive Bid Borrowing" means a borrowing consisting of simultaneous Competitive Bid Advances from each of the Lender Parties to Paxar whose offer to make one or more Competitive Bid Advances as part of such borrowing has been accepted under the competitive bidding procedure described in Section 2.03.

          "Competitive Bid Note" means a promissory note of Paxar payable to the order of any Lender Party, in substantially the form of Exhibit A-2 hereto, evidencing the indebtedness of Paxar to such Lender Party resulting from a Competitive Bid Advance made by such Lender Party.

          "Confidential Information" means information that any Borrower furnishes to the Administrative Agent or any Lender Party in a writing designated as confidential, but does not include any such information that is or becomes generally available to the public or that is or becomes available to the Administrative Agent or such Lender Party from a source other than the Borrowers.

          "Consolidated" refers to the consolidation of accounts in accordance with GAAP.

          "Convert", "Conversion" and "Converted" each refers to a conversion of Advances (other than Competitive Bid Advances) of one Type into Advances of the other Type (other than Competitive Bid Advances) pursuant to Section
     2.09 or 2.10.

          "Cross-Guaranty" has the meaning specified in Section 8.02.

          "Cross-Guaranteed Obligations" has the meaning specified in Section 8.02.

          "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 90 days incurred in the ordinary course of such Person's business), (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all Obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Obligations of such Person as lessee under Capitalized Leases, (f) all Obligations, contingent or otherwise, of such Person in respect of acceptances, letters of credit or similar extensions of credit,
     (g) all Obligations of such Person in respect of Hedge Agreements, (h) all Obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any capital stock of or other ownership or profit interest in such Person or any other Person or any warrants, rights or options to acquire such capital stock, (i) Debt of others referred to in clauses (a) through (h) above or clause (j) below guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and (j) all Debt referred to in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt.

          "Debt to EBITDA Ratio" means, for any fiscal quarter of Paxar, a ratio of Debt of Paxar and its Subsidiaries as at the end of such fiscal quarter to Consolidated EBITDA of Paxar and its Subsidiaries for the most recently completed four fiscal quarters.

          "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

          "Designated Bidder" means (a) an Eligible Assignee or (b) a special purpose corporation that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least "Prime-1" (or the then equivalent grade) by Moody's or "A-1" (or the then equivalent grade) by S&P that, in the case of either clause (a) or (b), (i) is organized under the laws of the United States or any State thereof, (ii) shall have become a party hereto pursuant to Section 9.07(d), (e) and (f) and (iii) is not otherwise a Lender Party.

          "Designation Agreement" means a designation agreement entered into by a Lender Party (other than a Designated Bidder) and a Designated Bidder, and accepted by the Administrative Agent, in substantially the form of Exhibit D hereto.

          "Domestic Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, or such other office of such Lender Party as such Lender Party may from time to time specify to Paxar and the Administrative Agent.

          "Dutch Banking Act" means the Dutch Act on the Supervision of the Credit System 1992 (Wet toezicht kredietwezen 1992).

          "Dutch Banking Act Exemption Regulation" means the Dutch Banking Act Exemption Regulation 1992 (Vrijstellingsregeling Wtk 1992), dated June 26, 2002, as amended from time to time.

          "Dutch Policy Rule" means the policy rule issued by the Dutch Central Bank in relation to the Dutch Banking Exemption Regulation dated December 29, 2004 (Beleidsregel 2005 kernbegrippen markttoetreding en handhaving Wtk
     1992) as amended from time to time.

          "EBITDA" means, for any period, net income (or net loss) plus the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense and (d) amortization expense, in each case determined in accordance with GAAP for such period and, in the case of clauses (a) through (d), to the extent such expenses are actually deducted in calculating net income (or net loss); provided, however, that non-cash charges in any period that do not have any current or prospective cash effect and any non-operating gains and losses from non-current asset disposals or asset write-ups or write-downs or any amounts reported in the Company's Statement of Income for any period as restructuring and/or nonrecurring gains or losses (determined in accordance with GAAP) shall be excluded for purposes of calculating "EBITDA".

          "Effective Date" has the meaning specified in Section 3.01.

          "Eligible Assignee" means, in respect of Commitments to and Borrowings by PBV, any party which at the date it becomes a Lender qualifies as a PMP and, in respect of Commitments to and Borrowings by any Borrower (including
     PBV), any party which is (i) a Lender Party; (ii) an Affiliate of a Lender Party; (iii) a commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (iv) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $500,000,000; (v) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $500,000,000, so long as such bank is acting through a branch or agency located in the United States; (vi) the central bank of any country that is a member of the Organization for Economic Cooperation and Development; (vii) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $500,000,000 or (viii) any other Person approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 9.07, Paxar, each such approval not to be unreasonably withheld or delayed; provided, however, that neither Paxar nor an Affiliate of Paxar shall qualify as an Eligible Assignee.

          "EMU Legislation" means the legislative measures of the European Union for the introduction of, changeover to, or operation of the Primary Currency in one or more member states.

          "Environmental Action" means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental
     Permit or Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment, including, without limitation,
     (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief.

          "Environmental Law" means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or judicial or agency interpretation, policy or guidance relating to pollution or protection of the environment, health, safety or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials.

          "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

          "Equity Interests" means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

          "Equivalent" means (a) in US Dollars of any Primary Currency on any date of determination, the equivalent in US Dollars of such Primary Currency determined by using the quoted spot rate as set forth on the Reuters World Currency Page for the exchange of US Dollars for such Primary Currency in New York City, New York, at the opening of business on such date, and (b) in any Primary Currency of US Dollars on any date of determination, the equivalent in such Primary Currency of US Dollars determined by using the quoted spot rate as set forth on the Reuters World Currency Page for the exchange of such Primary Currency for US Dollars at the opening of business on such date. In the event that such rate does not appear on any Reuters World Currency Page, the Equivalent shall be determined by reference to such other publicly available service for displaying exchange rates reasonably selected by the Administrative Agent, or, in the event no such service is available, such Equivalent shall instead be determined by using the quoted spot rate at which ABN's principal office in New York City, New York, offers to exchange US Dollars for such Primary Currency or Primary Currency for US Dollars, as the case may be, at the opening of business on such date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of Paxar's controlled group, or under common control with Paxar, within the meaning of Section 414 of the Internal Revenue Code.

          "ERISA Event" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with a contributing sponsor, as defined in Section 4001(a)(13) of ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan; (c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of Paxar or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by Paxar or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in
     Section 4001(a)(2) of ERISA; (f) the conditions for the imposition of a lien under Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to
     Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, a Plan.

          "EURIBOR Rate" means, for any Interest Period, the rate appearing on Page 248 of the Moneyline Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Euro by reference to the Banking Federation of the European Union Settlement Rates for deposits in Euro) at approximately 10:00 A.M., London time, two Business Days prior to the commencement of such Interest Period, as the rate for deposits in Euro with a maturity comparable to such Interest Period or, if for any reason such rate is not available, the rate at which Euro deposits for a maturity comparable to such Interest Period are offered by the principal London office of the

     Administrative Agent in same day funds to first-class banks in the European interbank market at approximately 10:00 A.M., London time, two Business Days prior to the commencement of such Interest Period.

          "Euro" means the lawful currency of the European Union as constituted by the Treaty of Rome which established the European Community, as such treaty may be amended from time to time and as referred to in EMU legislation.

          "Eurocurrency Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Eurocurrency Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to Paxar and the Administrative Agent.

          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurocurrency Rate" means, for any Interest Period for each Eurocurrency Rate Advance comprising part of the same Borrowing (other than a Competitive Bid Borrowing or a Borrowing denominated in the Primary Currency), (i) the rate per annum (rounded upwards to the nearest 1/16 of 1%) appearing on Page 3750 of the Moneyline Telerate Page (or any successor page) as the London interbank offered rate for deposits in US Dollars at or about 11:00 A.M. (London time) two Business Days before the first day of such Interest Period and for a period comparable to such Interest Period. If for any reason such rate is not available, the term "Eurocurrency Rate" shall mean, for any Interest Period for each Eurocurrency Rate Advance comprising part of the same Borrowing, the rate per annum (rounded upwards to the nearest 1/16 of 1%) appearing on the appropriate Reuters Screen as the London interbank offered rate for deposits in US Dollars or in the applicable Primary Currency, as the case may be, at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on such Reuters Screen, the applicable rate shall be the arithmetic mean of all such rates and (ii) in the case of a Borrowing denominated in the Primary Currency, the EURIBOR Rate.

          "Eurocurrency Rate Advance" means an Advance (other than a Competitive Bid Advance) denominated in US Dollars or in a Primary Currency that bears interest as provided in Section 2.08(a)(ii).

          "Eurocurrency Rate Reserve Percentage" means, with respect to any Lender for any Interest Period for any Eurocurrency Rate Advance made by such Lender from time to time, the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Rate Advances is determined) having a term equal to such Interest Period.

          "Events of Default" has the meaning specified in Section 6.01.

          "Existing Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of September 24, 2002, as amended by the Amendments dated as of December 16, 2003, February 11, 2004, March 10, 2004 and September 23, 2005 among Paxar, certain of its Subsidiaries, the banks, financial institutions and other institutional lenders party thereto and Fleet National Bank, as Initial Issuing Bank, Swing Line Bank and Administrative Agent.

          "Existing Debt" has the meaning specified in Section 5.02(d)(iii)(B) hereof.

          "Existing Letters of Credit" means those letters of credit issued under the Existing Credit Agreement and outstanding on the Effective Date and listed on Schedule 2.01(c).

          "Facility" means the Revolving Credit Facility, the Swing Line Facility or the Letter of Credit Facility.

          "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

          "Fiscal Year" means a fiscal year of Paxar and its Consolidated Subsidiaries ending on December 31 in any calendar year.

          "Fixed Rate Advances" has the meaning specified in Section 2.03(a)(i), which Advances shall be denominated in US Dollars.

          "Foreign Guarantor" means each of the Subsidiaries of Paxar (other than the Non-US Borrowers) that is organized under the laws of any jurisdiction other than the laws of the United States of America or any State thereof and whose net worth as of the end of any quarter is equal to or greater than 5% of the consolidated net worth of Paxar and its Subsidiaries.

          "Foreign Subsidiary Guaranty" means the Guaranty (which is attached hereto as Exhibit G) made by the Foreign Guarantors in favor of the Administrative Agent and the Lender Parties, as the same may be amended, modified or otherwise supplemented from time to time.

          "GAAP" has the meaning specified in Section 1.03.

          "Guaranteed Obligations" has the meaning specified in Section 8.01.

          "Guaranty" has the meaning specified in Section 8.01.

          "Hazardous Materials" means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and
     (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

          "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

          "Indemnified Party" has the meaning specified in Section 9.04(b).

          "Initial Extension of Credit" means the earlier to occur of the initial Borrowing and the initial issuance of a Letter of Credit hereunder.

          "Initial Issuing Banks" has the meaning specified in the recital of parties to this Agreement.

          "Initial Lenders" has the meaning specified in the recital of parties to this Agreement.

          "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

          "Interest Period" means, for each Eurocurrency Rate Advance comprising part of the same Borrowing (other than a Competitive Bid Borrowing) and each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, the period commencing on the date of such Eurocurrency Rate Advance or LIBO Rate Advance or the date of the Conversion of any Prime Rate Advance into such Eurocurrency Rate Advance and ending on the last day of the period selected by the relevant Borrower pursuant to the provisions below and, thereafter, with respect to Eurocurrency Rate Advances, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by such Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the relevant Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

          (i) a Borrower may not select any Interest Period with respect to any Eurocurrency Rate Advance or LIBO Rate Advance that ends after any principal repayment installment date unless, after giving effect to such selection, the aggregate principal amount of Prime Rate Advances and of Eurocurrency Rate Advances and LIBO Rate Advances having Interest Periods that end on or prior to such principal repayment installment date shall be at least equal to the aggregate principal amount of Advances due and payable on or prior to such date;

          (ii) Interest Periods commencing on the same date for Eurocurrency Rate Advances comprising part of the same Borrowing (other than a Competitive Bid Borrowing) or for LIBO Rate Advances comprising part of the same Competitive Bid Borrowing shall be of the same duration;

          (iii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

          (iv) whenever the first day of any Interest Period occurs on a day of an initial calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock or other ownership or profit interest, warrants, rights, options, obligations or other securities or other assets of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clause (i) or (j) of the definition of "Debt" in respect of such Person.

          "Issuing  Bank"  means the  Initial  Issuing  Banks and each  Eligible
     Assignee to which the Letter of Credit Commitment hereunder has been assigned pursuant to Section 9.07, (and, solely with respect to the Existing Letters of Credit, the issuing banks thereof).

          "L/C  Related   Documents"  has  the  meaning   specified  in  Section
     2.07(c)(ii).

          "Lender Party" means any Lender, the Issuing Bank or the Swing Line Bank.

          "Lenders" means the Initial Lenders, each PI Lender (as appropriate) and each Person that shall become a party hereto pursuant to Section 9.07(a), (b) and (c) and, except when used in reference to a Borrowing (other than a Competitive Bid Borrowing), a Note (other than a Competitive Bid Note), a Commitment or a related term, each Designated Bidder.

          "Lending Installation" means, with respect to a Lender or the Agent, the office, branch, subsidiary or affiliate of such Lender or the Agent listed on the signature pages hereof or on a schedule or otherwise selected by such Lender or the Agent pursuant to Section 2.19.

          "Letter of Credit" has the meaning specified in Section 2.01(c).

          "Letter of Credit Advance" means an advance made by the Issuing Bank or any Lender pursuant to Section 2.04(c), which advance shall be denominated in US Dollars.

          "Letter of Credit Agreement" has the meaning specified in Section 2.04(a).

          "Letter of Credit Commitment" means, with respect to all Letters of Credit (other than the Existing Letters of Credit), with respect to the Issuing Bank at any time, $10,000,000 or, if the Issuing Bank has entered into one or more Assignments and Acceptances, set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to
     Section 9.07(g) as the Issuing Bank's "Letter of Credit Commitment" and, in each case, as such amount may be reduced at or prior to such time pursuant to Section 2.06.

          "Letter of Credit Facility" means, at any time, an amount equal to the amount of the Issuing Bank's Letter of Credit Commitment at such time, as such amount may be reduced at or prior to such time pursuant to Section 2.06.

          "LIBO Rate" means, for any Interest Period for all LIBO Rate Advances comprising part of the same Competitive Bid Borrowing, the rate per annum (rounded upwards to the nearest 1/16 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in US Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBO Rate" shall mean, for any Interest Period for each LIBO Rate Advance comprising part of the same Competitive Bid Borrowing, the rate per annum (rounded upwards to the nearest 1/16 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in US Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

          "LIBO Rate Advances" has the meaning specified in Section 2.03(a)(i).

          "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan Documents" means this Agreement, the Notes, the Subsidiary Guaranty and the Foreign Subsidiary Guaranty.

          "Loan Parties" means each Borrower, each Subsidiary Guarantor and each Foreign Guarantor.

          "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance, properties or prospects of Paxar or Paxar and its Subsidiaries taken as a whole.

          "Material Adverse Effect" means a material adverse effect on (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of Paxar or Paxar and its Subsidiaries taken as a whole, (b) the rights and remedies of the Administrative Agent or any Lender Party under the Loan Documents or (c) the ability of any Loan Party to perform its obligations under the Loan Documents.

          "Moody's" means Moody's Investors Service, Inc.

          "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which Paxar or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

          "Multiple  Employer Plan" means a single  employer plan, as defined in
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of Paxar or any ERISA Affiliate and at least one Person other than Paxar and the ERISA Affiliates or (b) was so maintained and in respect of which Paxar or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Note" means a Revolving Credit Note or a Competitive Bid Note.

          "Notice of Borrowing" has the meaning specified in Section 2.02(a).

          "Notice of Competitive  Bid  Borrowing"  has the meaning  specified in
     Section 2.03(a)(i).

          "Notice of Issuance" has the meaning specified in Section 2.04(a).

          "Notice of Renewal" has the meaning specified in Section 2.01(c).

          "Notice of Swing Line Borrowing" has the meaning specified in Section 2.02(b).

          "Notice of Termination" has the meaning specified in Section 2.01(c).

          "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(f). Without limiting the generality of the foregoing, the obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

          "Other Taxes" has the meaning specified in Section 2.15(b).

          "Participating Member State" means any member state which has adopted or which adopts the Euro as its lawful currency in accordance with the legislation of the European Community relating to Economic and Monetary Union.

          "PBGC"  means  the  Pension  Benefit  Guaranty   Corporation  (or  any
     successor).

          "Permitted Liens" means such of the following as to which no enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced: (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section
     5.01(b) hereof; (b) Liens imposed by law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; and (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes.

          "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company or other entity, or a government or any political subdivision or agency thereof.

          "PI Lenders" has the meaning specified in the recital of parties to this Agreement.

          "Plan" means a Single Employer Plan or a Multiple Employer Plan.

          "PMP" means a professional market party as defined in the Dutch Banking Act Exemption Regulation, which includes, among others: (i) banks, insurance companies, securities firms, collective investment institutions and pension funds regulated in The Netherlands, any other member state of the European Economic Area, Monaco, Puerto Rico, Saudi Arabia, Turkey, South Korea, the United States, Japan, Australia, Canada, Mexico, New Zealand and Switzerland, as well as their regulated subsidiaries (either directly or on a consolidated basis at the level of their parent company);
     (ii) persons regulated in any country to operate lawfully on the financial markets; (iii) collective investment institutions exempt from regulation in The Netherlands under the Exemption Regulation to the Investment Institutions Supervision Act; (iv) persons lawfully engaging in regulated activities on the financial markets without being regulated (e.g. exempt credit and financial institutions, insurance companies, investment firms, collective investment schemes and their management companies, pension funds and their management companies, commodity dealers and special purpose vehicles); (v) central governments, central banks, regional and other decentralized governmental bodies, international treaty organizations and supranational organizations; (vi) entities with total assets of at least Euro 500 million according to their balance sheet at the end of the year preceding the year in which they become a Lender or participate in any Borrowing to PBV, and who have been active on the financial markets on average at least twice per month during the preceding two consecutive years; (viii) entities meeting at least two of the following criteria according to their most recent consolidated or non-consolidated annual accounts: (1) an average of at least 250 employees during the financial year, (2) total assets of at least Euro 43 million, and (3) annual net turnover of at least Euro 50 million; (ix) entities with registered office in The Netherlands which have at their request been entered in the register of qualified investors (within the meaning of Directive 2003/71/EC) maintained in the Netherlands Authority for the Financial Markets; (x) entities having as their sole corporate object investment in securities (e.g. hedge funds); and (xi) other persons as may be designated by the competent Netherlands authorities after the date hereof by amendment of the applicable regulations.

          "Primary Currency" means the Euro; provided, however, that such currency shall cease to be a "Primary Currency" upon notification by the Required Lenders to the Administrative Agent that such currency is not freely transferable and convertible into US Dollars or dealings in deposits in such currency are not carried out in the London interbank market.

          "Prime Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the higher of:

               (a) the rate of interest announced publicly by ABN in New York, New York, from time to time, as ABN's prime rate; and

               (b)  one-half of one  percent  per annum above the Federal  Funds
          Rate.

          "Prime Rate Advance" means an Advance (other than a Competitive Bid Advance) that bears interest as provided in Section 2.08(a)(i).

          "Pro Rata A Share" of any amount means, with respect any Lender (other than a Lender that is solely a PI Lender) at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Revolving Credit A Commitment at such time and the denominator of which is the Revolving Credit A Facility at such time.

          "Pro Rata B Share" of any amount means, with respect to any PI Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Revolving Credit B Commitment at such time and the denominator of which is the Revolving Credit B Facility at such time.

          "Pro Rata Share" of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the sum of the amounts of such Lender's Revolving Credit A
     Commitment and Revolving Credit B Commitment at such time and the denominator of which is the Revolving Credit Facility at such time.

          "Projections" means the projected balance sheet, statement of income and statement of cash flows of Paxar and its Subsidiaries for each of the five fiscal years ending on or prior to December 31, 2010 provided by Paxar to the Lenders on or about November 1, 2005.

          "Register" has the meaning specified in Section 9.07(g).

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Required Lenders" means at any time Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances (other than Competitive Bid Advances) outstanding at such time and (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, or, if no such principal amount and no Letters of Credit are outstanding at such time, Lenders holding at least a majority in interest of the aggregate of the Revolving Credit Commitments. For purposes of this definition, the aggregate principal amount of Swing Line Advances owing to the Swing Line Bank and of Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Revolving Credit A Commitments.

          "Revolving Credit Advance" means the Revolving Credit A Advances and the Resolving Credit B Advances.

          "Revolving Credit A Advance" has the meaning specified in Section 2.01(a)(i).

          "Revolving Credit B Advance" has the meaning specified in Section 2.01(a)(ii).

          "Revolving Credit Borrowing" means a borrowing consisting of simultaneous Revolving Credit A Advances or Revolving Credit B Advances of the same Type made by each of the respective Lender Parties pursuant to
     Section 2.01(a).

          "Revolving Credit A Commitment" means, with respect to any Lender (other than any Lender that is solely a PI Lender) at any time, the amount set forth opposite such Lender's name on Schedule II hereto under the caption "Revolving Credit A Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 9.07(g) as such Lender's "Revolving Credit A Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.06.

          "Revolving Credit B Commitment" means with respect to any PI Lender at any time, the amount set forth opposite such Lender's name on Schedule II hereto under the caption "Revolving Credit B Commitment" or, if such Lender has entered into one or more Assignment and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to
     Section 9.07(g) as such Lender's "Revolving Credit B Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.06.

          "Revolving   Credit   Commitments"   means  the  Revolving   Credit  A
     Commitments and the Revolving Credit B Commitments.

          "Revolving Credit A Facility" means, at any time, the aggregate amount of the respective Lenders' Revolving Credit A Commitments at such time.

          "Revolving Credit B Facility" means, at any time, the aggregate amount of the PI Lenders' Revolving Credit B Commitments at such time.

          "Revolving Credit Facility" means the Revolving Credit A Facility and the Revolving Credit B Facility.

          "Revolving Credit Note" means a promissory note of each Borrower payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of such Borrower to such Lender resulting from the Revolving Credit A Advances or Revolving Credit B Advances, as the case may be, made by such Lender to such Borrower.

          "S&P"  means  Standard  &  Poor's,   a  division  of  The  McGraw-Hill
     Companies, Inc.

          "Single  Employer  Plan" means a single  employer  plan, as defined in
     Section 4001(a)(15) of ERISA, that (a) is maintained for employees of Paxar or any ERISA Affiliate and no Person other than Paxar and the ERISA Affiliates or (b) was so maintained and in respect of which Paxar or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay such debts and liabilities as they mature and
     (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "Standby Letter of Credit" means the Existing Letters of Credit and any Letter of Credit issued under the Letter of Credit Facility, other than a Trade Letter of Credit.

          "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

          "Subsidiary Guarantors" means each of the Subsidiaries of Paxar that is organized under the laws of the United States of America or any State thereof.

          "Subsidiary Guaranty" means the Guaranty (which is attached hereto as Exhibit F) made by the Subsidiary Guarantors in favor of the Administrative Agent and the Lender Parties, as the same may be amended, modified or otherwise supplemented from time to time.

          "Swing Line Advance" means an advance which shall be denominated in US Dollars made by (a) the Swing Line Bank pursuant to Section 2.01(b) or (b) any Lender pursuant to Section 2.02(b).

          "Swing Line Bank" has the meaning specified in the recital of parties to this Agreement.

          "Swing Line Borrowing" means a borrowing consisting of a Swing Line Advance made by the Swing Line Bank.

          "Swing Line Facility" has the meaning specified in Section 2.01(b).

          "Termination Date" means the earlier of November [28], 2010 and the date of termination in whole of the Commitments pursuant to Section 2.06 or 6.01.

          "Trade Letter of Credit" means any Letter of Credit that is issued under the Letter of Credit Facility for the benefit of a supplier of inventory to Paxar or any of its Subsidiaries to effect payment for such inventory.

          "Type"  refers  to  the  distinction   between  Advances  (other  than
     Competitive Bid Advances) bearing interest at the Prime Rate and Advances bearing interest at the Eurocurrency Rate.

          "Unused Revolving Credit A Commitment" means, with respect to any Lender (other than a Lender that is solely a PI Lender) at any time (a) such Lender's Revolving Credit A Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Revolving Credit A Advances, Swing Line Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time, plus (ii) such Lender's Pro Rata A Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time, (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.04(c) and outstanding at such time, (C) the aggregate principal amount of all Swing Line Advances made by the Swing Line Bank pursuant to Section 2.01(b) and outstanding at such time, and (D) the aggregate principal amount of all Competitive Bid Advances outstanding at such time.

          "Unused Revolving Credit B Commitment" means, with respect to any PI Lender at any time (a) such Lender's Revolving Credit B Commitment at such time minus (b) the aggregate principal amount of all Revolving Credit B Advances made by such Lender and outstanding at such time.

          "Unused Revolving Credit Commitments" means with respect to any Lender, the sum of its Unused Revolving Credit A Commitment and Unused Revolving Credit B Commitment.

          "US Dollars" and the "$" sign each mean the lawful money of the United States of America.

          "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

          SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

          SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e) ("GAAP").


                                   ARTICLE II

           AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT

          SECTION 2.01. The Advances. (a) (i) The Revolving Credit A Advances. Each Lender (other than a Lender that is solely a PI Lender) severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Revolving Credit A Advance") to each Borrower (other than PI) from time to time on any Business Day during the period from the Effective Date until the Termination Date in an amount for each such Revolving Credit A Advance (determined in the case of any Revolving Credit A Advance denominated in a

Primary Currency by reference to the Equivalent thereof in US Dollars on such Business Day) not to exceed such Lender's Unused Revolving Credit A Commitment at such time; provided, however, that, after giving effect to such Revolving Credit Borrowing, (A) the sum of (x) the aggregate principal amount of all Revolving Credit A Advances, Revolving Credit B Advances, Swing Line Advances, Letter of Credit Advances and Competitive Bid Advances made hereunder and outstanding on such Business Day plus (y) the aggregate Available Amount of all Letters of Credit outstanding on such Business Day shall not exceed the Revolving Credit Facility on such Business Day, (B) in the case of PHK, the sum of the aggregate outstanding principal amount of Revolving Credit A Advances to PHK (determined in the case of any such Borrowings in a Primary Currency by reference to the Equivalent thereof in US Dollars on such Business Day) and the aggregate Available Amount of all Letters of Credit issued for the account of PHK shall not exceed $110,000,000, and (C) in the case of PBV, the sum of the aggregate outstanding principal of Revolving Credit A Advances to PBV (determined in the case of any such Borrowings in a Primary Currency by reference to the Equivalent thereof in US Dollars on such Business Day) and the aggregate Available Amount of all Letters of Credit issued for the account of PBV shall not exceed $25,000,000. Each Revolving Credit A Borrowing hereunder shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof (or the Equivalent thereof in the Primary Currency in which such Revolving Credit A Borrowing is denominated) (other than a Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Swing Line Advances or outstanding Letter of Credit Advances) and shall consist of Revolving Credit A Advances of the same Type and in the same currency made simultaneously by such Lenders ratably according to their Revolving Credit A Commitments. Within the limits of each such Lender's respective Revolving Credit A Commitment, the Borrowers (other than PI) may borrow under this Section 2.01(a)(i), prepay pursuant to Section 2.11 and reborrow under this Section 2.01(a)(i).

          (ii) The Revolving Credit B Advances. Each PI Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Revolving Credit B Advance") to PI from time to time on any Business Day during the period from the Effective Date until the Termination Date in an amount for each such Revolving Credit B Advance (determined in the case of any Revolving Credit B Advance denominated in a Primary Currency by reference to the Equivalent thereof in US Dollars on such Business Day) not to exceed such PI Lender's Unused Revolving Credit B Commitment at such time; provided, however, that, after giving effect to such Revolving Credit Borrowing, (A) the sum of (x) the aggregate principal amount of all Revolving Credit A Advances, Revolving Credit B Advances, Swing Line
     Advances, Letter of Credit Advances and Competitive Bid Advances made hereunder and outstanding on such Business Day plus (y) the aggregate Available Amount of all Letters of Credit outstanding on such Business Day shall not exceed the Revolving Credit Facility on such Business Day. Each Revolving Credit Borrowing hereunder shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof (or the Equivalent thereof in the Primary Currency in which such Revolving Credit Borrowing is denominated) and shall consist of Revolving Credit B Advances of the same Type and in the same currency made simultaneously by the PI Lenders ratably according to their Revolving Credit B Commitments. Within the limits of each such Lender's respective Revolving Credit B Commitment,

     PI may borrow under this Section  2.01(a)(ii),  prepay  pursuant to Section
     2.11 and reborrow under this Section 2.01(a)(ii).

          (b) The Swing Line Advances. Paxar may request the Swing Line Bank to make, and the Swing Line Bank shall make, on the terms and conditions hereinafter set forth, Swing Line Advances to Paxar from time to time on any Business Day during the period from the date hereof until the Termination Date
(i) in an aggregate amount not to exceed at any time outstanding $10,000,000 (the "Swing Line Facility") and (ii) in an amount for each such Swing Line Borrowing not to exceed the aggregate of the Unused Revolving Credit Commitments of the Lenders at such time. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $100,000 or an integral multiple of $100,000 in excess thereof and shall be made as a Prime Rate Advance or shall bear interest at such other interest rate, if any, as may be agreed upon by Paxar and the Swing Line Bank. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, Paxar may borrow under this
Section 2.01(b), repay pursuant to Section 2.07(c) or prepay pursuant to Section
2.11 and reborrow under this Section 2.01(b).

          (c) Letters of Credit. The Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue letters of credit (together with the Existing Letters of Credit, the "Letters of Credit") for the account of a Borrower (other than PI) from time to time on any Business Day during the period from the date hereof until 60 days before the Termination Date (i) in an aggregate Available Amount for all Letters of Credit not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time, (ii) in an Available Amount for each such Letter of Credit not to exceed the lesser of (x) the Letter of Credit Facility at such time and (y) the Unused Revolving Credit Commitments of the Lenders at such time, (iii) in an aggregate Available Amount for all Letters of Credit issued for the account of PHK not to exceed $110,000,000 when combined with the aggregate outstanding principal amount of Revolving Credit A Advances to PHK (determined in the case of any such Borrowings in a Primary Currency by reference to the Equivalent thereof in US Dollars on such Business Day), and (iv) in an aggregate Available Amount for all Letters of Credit issued for the account of PBV not to exceed $25,000,000 when combined with the aggregate outstanding principal amount of Revolving Credit A Advances to PBV (determined in the case of any such Borrowings in a Primary Currency by reference to the Equivalent thereof in US Dollars on such Business
Day). No Letter of Credit shall have an expiration date (including all rights of the relevant Borrower or the beneficiary to require renewal) later than the earlier of 60 days before the Termination Date and (A) in the case of a Standby Letter of Credit (other than the Existing Letters of Credit), one year after the date of issuance thereof, but may by its terms be automatically renewable annually upon notice (a "Notice of Renewal") given to the Issuing Bank and the Administrative Agent on or prior to any date for notice of renewal set forth in such Letter of Credit but in any event at least three Business Days prior to the date of the proposed renewal of such Standby Letter of Credit and upon fulfilment of the applicable conditions set forth in Article III unless such Issuing Bank has notified the relevant Borrower (with a copy to the
Administrative Agent) on or prior to the date for notice of termination set forth in such Letter of Credit but in any event at least 30 Business Days prior to the date of automatic renewal of its election not to renew such Standby Letter of Credit (a "Notice of Termination")) and (B) in the case of a Trade Letter of Credit, 60 days after the date of issuance thereof; provided that the terms of each Standby Letter of Credit that is automatically renewable annually shall (x) require the Issuing Bank that issued such Standby Letter of Credit to give the beneficiary named in such Standby Letter of Credit notice of any Notice of Termination, (y) permit such beneficiary, upon receipt of such notice, to draw under such Standby Letter of Credit prior to the date such Standby Letter of Credit otherwise would have been automatically renewed and (z) not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than 60 days before the Termination Date. If either a Notice of Renewal is not given by the relevant Borrower or a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed; provided, however, that even in the absence of receipt of a Notice of Renewal the Issuing Bank may in its discretion, unless instructed to the contrary by the Administrative Agent or the relevant Borrower, deem that a Notice of Renewal had been timely delivered and in such case, a Notice of Renewal shall be deemed to have been so delivered for all purposes under this Agreement. Each Existing Letter of Credit on the Effective Date shall be Letters of Credit for all purposes hereunder and under the other Loan Documents. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, any Borrower (other than PI) may request the issuance of Letters of Credit under this Section 2.01(c), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.04(c) and request the issuance of additional Letters of Credit under this Section 2.01(c).

          SECTION 2.02. Making the Advances. (a) Except as otherwise provided in
Section 2.02(b) or 2.03, each Borrowing (other than a Competitive Bid Borrowing) shall be made on notice, given not later than 12:00 Noon (New York City time) on the third Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Eurocurrency Rate Advances, or the first Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Prime Rate Advances, by the relevant Borrower to the Administrative Agent, which shall give to each respective Lender prompt notice thereof by telecopier. Each such notice of a Borrowing (a "Notice of Borrowing") shall be given by telephone, confirmed immediately in writing, or telecopier in substantially the form of Exhibit B-1 hereto, specifying therein the requested
(i) date of such Borrowing, (ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing, and (v) in the case of a Borrowing consisting of Eurocurrency Rate Advances, initial Interest Period and the currency for each such Advance. Each respective Lender shall, before 12:00 Noon (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfilment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's address referred to in Section 9.02.

          (b) Each Swing Line Borrowing shall be made on notice, given not later than 12:00 Noon (New York City time) on the date of the proposed Swing Line Borrowing, by Paxar to the Swing Line Bank and the Administrative Agent. Each such notice of a Swing Line Borrowing (a "Notice of Swing Line Borrowing") shall be by telephone, confirmed immediately in writing, or telecopier, specifying therein the requested (i) date of such Borrowing, (ii) amount of such Borrowing and (iii) interest rate to be applicable to the Advances comprising such

Borrowing (which interest rate shall either be the Prime Rate or such other interest rate as may be agreed upon by Paxar and the Swing Line Bank). The Swing Line Bank will make the amount thereof available to the Administrative Agent at the Administrative Agent's Account, in same day funds. After the Administrative Agent's receipt of such funds and upon fulfilment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to Paxar at the Administrative Agent's address referred to in Section
9.02. Upon written demand by the Swing Line Bank, with a copy of such demand to the Administrative Agent, each other Lender shall purchase from the Swing Line Bank, and the Swing Line Bank shall sell and assign to each such other Lender, such other Lender's Pro Rata A Share of such outstanding Swing Line Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Swing Line Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Swing Line Advance to be purchased by such Lender. Each Lender agrees to purchase its Pro Rata A Share of an outstanding Swing Line Advance on (i) the Business Day on which demand therefor is made by the Swing Line Bank, provided notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Paxar hereby agrees to each such sale and assignment. Effective upon each such sale and assignment, each Swing Line Advance purchased by a Lender shall be, for all purposes under this Agreement, a Revolving Credit A Advance (which shall be a Prime Rate Advance). Upon any such assignment by the Swing Line Bank to any other Lender of a portion of a Swing Line Advance, the Swing Line Bank represents and warrants to such other Lender that the Swing Line Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Swing Line Advance, the Loan Documents or any Loan Party. If and to the extent that any Lender shall not have so made the amount of such Swing Line Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Swing Line Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such amount for the account of the Swing Line Bank on any Business Day, the outstanding principal amount of the Swing Line Advance made by the Swing Line Bank shall be reduced by such amount on such Business Day.

          (c) Anything in subsection (a) above to the contrary  notwithstanding,
(i) a Borrower may not select Eurocurrency Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than $10,000,000 or if the obligation of the Lenders to make Eurocurrency Rate Advances shall then be suspended pursuant to Section 2.09 or 2.13 and (ii) the Eurocurrency Rate Advances may not be outstanding as part of more than 10 separate Borrowings.

          (d) Each Notice of Borrowing and Notice of Swing Line Borrowing shall be irrevocable and binding on the relevant Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurocurrency Rate Advances, the relevant Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfil on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

          (e) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) or (b) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption, make available to the appropriate Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the appropriate Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the appropriate Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of such Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

          (f) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

          SECTION 2.03. The Competitive Bid Advances. (a) Each Lender severally agrees that Paxar may make Competitive Bid Borrowings under this Section 2.03 from time to time on any Business Day during the period from the date hereof until the date occurring 30 days prior to the Termination Date in the manner set forth below; provided that, following the making of each Competitive Bid
Borrowing, (x) the aggregate amount of the Competitive Bid Advances then outstanding shall not exceed $60,000,000 and (y) the sum of the aggregate principal amount of the Revolving Credit A Advances, the Revolving Credit B Advances, the Swing Line Advances, the Letter of Credit Advances and the Competitive Bid Advances then outstanding plus the aggregate Available Amount of all Letters of Credit outstanding at such time shall not exceed the aggregate amount of the Revolving Credit Commitments of the Lenders.

          (i) Paxar may request a Competitive  Bid Borrowing  under this Section
     2.03 by delivering to the Administrative Agent, by telecopier, a notice of a Competitive Bid Borrowing (a "Notice of Competitive Bid Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying therein the requested (v) date of such proposed Competitive Bid Borrowing, (w) aggregate amount of such proposed Competitive Bid Borrowing, (x) in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, the Interest Period for and the maturity date of such LIBO Rate Advance, or in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances, maturity  date for  repayment of each Fixed Rate Advance to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than the date occurring 7 days after the date of such Competitive Bid Borrowing or later than the earlier of (I) 180 days after the date of such Competitive Bid Borrowing and (II) the Termination Date), (y) interest payment date or dates relating thereto, and (z) other terms (if any) to be applicable to such Competitive Bid Borrowing, not later than 10:00 A.M. (New York City time) (A) at least one Business Day prior to the date of the proposed Competitive Bid Borrowing, if Paxar shall specify in the Notice of Competitive Bid Borrowing that the rates of interest to be offered by the Lenders shall be fixed rates per annum (the Advances comprising any such Competitive Bid Borrowing being referred to herein as "Fixed Rate Advances") and (B) at least five Business Days prior to the date of the proposed Competitive Bid Borrowing, if Paxar shall instead specify in the Notice of Competitive Bid Borrowing that the rates of interest be offered by the Lenders are to be based on the LIBO Rate (the Advances comprising such Competitive Bid Borrowing being referred to herein as "LIBO Rate Advances"). Each Notice of Competitive Bid Borrowing shall be irrevocable and binding on Paxar. The Administrative Agent shall in turn promptly notify each Lender of each request for a Competitive Bid Borrowing received by it from Paxar by sending such Lender a copy of the related Notice of Competitive Bid Borrowing.

          (ii) Each Lender may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more Competitive Bid Advances to Paxar as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to Paxar), before 9:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and before 10:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, of the minimum amount and maximum amount of each Competitive Bid Advance which such Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.03(a), exceed such Lender's Commitment, if any), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such Competitive Bid Advance; provided that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify Paxar of such offer at least 30 minutes before the time and on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders. If any Lender shall elect not to make such an offer, such Lender shall so notify the Administrative Agent, before 10:00 A.M. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders, and such Lender shall not be obligated to, and shall not, make any Competitive Bid Advance as part of such Competitive Bid Borrowing; provided that the failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Bid Advance as part of such proposed Competitive Bid Borrowing.

          (iii) Paxar shall, in turn, before 10:30 A.M. (New York City time) on the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of Fixed Rate Advances and before 11:00 A.M. (New York City time) three Business Days before the date of such proposed Competitive Bid Borrowing, in the case of a Competitive Bid Borrowing consisting of LIBO Rate Advances, either:

               (x)  cancel  such   Competitive   Bid  Borrowing  by  giving  the
          Administrative Agent notice to that effect, or

               (y) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above, in its sole discretion, by giving notice to the Administrative Agent of the amount of each Competitive Bid Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to Paxar by the Administrative Agent on behalf of such Lender for such Competitive Bid Advance pursuant to paragraph (ii) above) to be made by each Lender as part of such Competitive Bid Borrowing, and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect. Paxar shall accept the offers made by any Lender or Lenders to make Competitive Bid Advances in order of the lowest to the highest rates of interest offered by such Lenders. If two or more Lenders have offered the same interest rate, the amount to be borrowed at such interest rate will be allocated among such Lenders in proportion to the amount that each such Lender offered at such interest rate.

          (iv) If Paxar notifies the Administrative Agent that such Competitive Bid Borrowing is cancelled pursuant to paragraph (iii)(x) above, the Administrative Agent shall give prompt notice thereof to the Lenders and such Competitive Bid Borrowing shall not be made.

          (v) If Paxar accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an offer as described in paragraph (ii) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by Paxar,
     (B) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing, and (C) each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfil the applicable conditions set forth in Article III. Each Lender that is to make a Competitive Bid Advance as part of such Competitive Bid Borrowing shall, before 1:00 P.M. (New York City time) on the date of such Competitive Bid Borrowing specified in the notice received from the Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause
     (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative

     Agent's Account, in same day funds, such Lender's portion of such Competitive Bid Borrowing. Upon fulfilment of the applicable conditions set forth in Article III and after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available to Paxar at the Administrative Agent's address referred to in Section 9.02. Promptly after each Competitive Bid Borrowing the Administrative Agent will notify each Lender of the amount of the Competitive Bid Borrowing and the Unused Revolving Credit Commitments of the Lenders after giving effect to such Competitive Bid Borrowing.

          (vi) If Paxar notifies the Administrative Agent that it accepts one or more of the offers made by any Lender or Lenders pursuant to paragraph
     (iii)(y) above, such notice of acceptance shall be irrevocable and binding on Paxar. Paxar shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfil on or before the date specified in the related Notice of Competitive Bid Borrowing for such Competitive Bid Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Competitive Bid Advance to be made by such Lender as part of such Competitive Bid Borrowing when such Competitive Bid Advance, as a result of such failure, is not made on such date.

          (b) Each Competitive Bid Borrowing shall be in an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof and, following the making of each Competitive Bid Borrowing, the Borrowers shall be in compliance with the limitations set forth in the proviso to the first sentence of subsection (a) above.

          (c) Within the limits and on the conditions set forth in this Section 2.03, Paxar may from time to time borrow under this Section 2.03, repay or prepay pursuant to subsection (d) below, and reborrow under this Section 2.03, provided that a Competitive Bid Borrowing shall not be made within three Business Days of the date of any other Competitive Bid Borrowing.

          (d) Paxar shall repay to the Administrative Agent for the account of each Lender that has made a Competitive Bid Advance, on the maturity date of each Competitive Bid Advance (such maturity date being that specified by Paxar for repayment of such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above and provided in the Competitive Bid Note evidencing such Competitive Bid Advance), the then unpaid principal amount of such Competitive Bid Advance. Paxar shall have no right to prepay any principal amount of any Competitive Bid Advance unless, and then only on the terms, specified by Paxar for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above and set forth in the Competitive Bid Note evidencing such Competitive Bid Advance.

          (e) Paxar shall pay interest on the unpaid principal amount of each Competitive Bid Advance from the date of such Competitive Bid Advance to the date the principal amount of such Competitive Bid Advance is repaid in full, at the rate of interest for such Competitive Bid Advance specified by the Lender making such Competitive Bid Advance in its notice with respect thereto delivered pursuant to subsection (a)(ii) above, payable on the interest payment date or dates specified by Paxar for such Competitive Bid Advance in the related Notice of Competitive Bid Borrowing delivered pursuant to subsection (a)(i) above, as provided in the Competitive Bid Note evidencing such Competitive Bid Advance. Upon the occurrence and during the continuance of an Event of Default, Paxar shall pay interest on the amount of unpaid principal of and interest on each Competitive Bid Advance owing to a Lender, payable in arrears on the date or dates interest is payable thereon, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Competitive Bid Advance under the terms of the Competitive Bid Note evidencing such Competitive Bid Advance unless otherwise agreed in such Competitive Bid Note.

          (f) The indebtedness of Paxar resulting from each Competitive Bid Advance shall be evidenced by a separate Competitive Bid Note of Paxar payable to the order of the Lender making such Competitive Bid Advance.

          (g) Upon delivery of each Notice of Competitive Bid Borrowing, Paxar shall pay a non-refundable fee of $3,500 to the Administrative Agent for its own account.

          SECTION 2.04. Issuance of and Drawings and Reimbursement Under Letters of Credit. (a) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (New York City time) on the fifth Business Day prior to the date of the proposed issuance of such Letter of Credit, by the relevant Borrower to the Issuing Bank, which shall give to the Administrative Agent and each Lender prompt notice thereof by telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be by telephone, confirmed immediately in writing, or telecopier, specifying therein the requested (A) date of such issuance (which shall be a Business Day),
(B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as the Issuing Bank may specify to such Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If (x) the requested form of such Letter of Credit is acceptable to the Issuing Bank in its sole discretion and (y) it has not received written notice of objection to such issuance from the Required Lenders, the Issuing Bank will, upon fulfilment of the applicable conditions set forth in Article III, make such Letter of Credit available to the relevant Borrower at its office referred to in Section 9.02 or as otherwise agreed with such Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

          (b) Letter of Credit Reports. The Issuing Bank shall furnish (A) to the Administrative Agent and each Lender on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued during the preceding month and drawings during such month under all Letters of Credit and (B) to the Administrative Agent and each Lender on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

          (c) Drawing and Reimbursement. The payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance, which shall be a Prime Rate Advance, in the amount of such draft. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Lender, such Lender's Pro Rata A Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Issuing Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. Each Borrower hereby agrees to each such sale and assignment. Each Lender agrees to purchase its Pro Rata A Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank, provided notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any other Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

          (d) Failure to Make Letter of Credit Advances. The failure of any Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.04(c) shall not relieve any other Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Lender shall be responsible for the failure of any other Lender to make the Letter of Credit Advance to be made by such other Lender on such date.

          SECTION 2.05. Fees. (a) Revolving Credit Facility Fee. Paxar agrees to pay to the Administrative Agent for the account of each Lender (other than the Designated Bidders) a facility fee on the aggregate amount of such Lender's respective Revolving Credit Commitment from the Effective Date in the case of each Initial Lender and from the later of the Effective Date and the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender in the case of each other Lender until the Termination Date at a rate per annum equal to the Applicable Percentage in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December, commencing March 31, 2006, and on the Termination Date.

          (b)  Letter  of  Credit  Fees,   Etc.  (i)  Paxar  shall  pay  to  the
Administrative  Agent  for the  account  of each  Lender  having a  Revolving  A

Commitment a commission, payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing March 31, 2006, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any such Letter of Credit and on the Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of all Letters of Credit outstanding from time to time at the Applicable Margin then in effect for the Revolving Credit Facility.

               (ii) Paxar shall pay to the Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as Paxar and the Issuing Bank shall agree.

          (c) Administrative Agent's Fees. Paxar shall pay to the Administrative Agent for its own account such fees as may from time to time be agreed between Paxar and the Administrative Agent.

          SECTION 2.06. Termination or Reduction of the Commitments. Paxar shall have the right, upon at least five Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the Unused Revolving Credit A Commitments or the Unused Revolving Credit B Commitments of the respective Lenders, provided that each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and provided further that the aggregate amount of the Revolving Credit Commitments of the Lenders shall not be reduced to an amount that is less than an amount equal to the sum of (x) the aggregate principal amount of the Competitive Bid Advances then outstanding and (y) the aggregate Available Amount of all Letters of Credit then outstanding, and provided, that in the event of the reduction of the Unused Revolving Credit B Commitments, the Revolving Credit A Commitment of each PI Lender shall be increased by an amount equivalent to the reduction of its Revolving Credit B Commitment, and Schedule II hereto shall be appropriately amended to reflect such reduction and increase.

          SECTION 2.07. Repayment of Advances. (a) Revolving Credit Advances. Each Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Termination Date the aggregate principal amount of the Revolving Credit Advances by such Borrower then outstanding. In the event any Revolving Credit B Advance is not paid when due, upon written demand by any PI Lender, with a copy of such demand to the Administrative Agent, each other Lender shall purchase from such PI Lender, and such PI Lender shall sell and assign to each such other Lender, such other Lender's Pro Rata Share of such outstanding Revolving Credit B Advance as of the date of such demand, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of such PI Lender, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Revolving Credit B Advance to be purchased by such Lender. PI hereby agrees to each such sale and assignment. Upon any such assignment by such PI Lender to any other Lender of a portion of a Revolving Credit B Advance, such PI Lender represents and warrants to such other Lender that such PI Lender is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Revolving Credit B Advance, the Loan Documents or any Loan Party. If and to the extent that any Lender shall not have so made the amount of such Revolving Credit B Advance available to the Administrative Agent, such Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by such PI Lender until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate. If such Lender shall pay to the Administrative Agent such amount for the account of such PI Lender on any Business Day, the outstanding principal amount of the Revolving Credit B Advance made by such PI Lender shall be reduced by such amount on such Business Day.

          (b) Swing Line Advances. Paxar shall repay to the Administrative Agent for the account of the Swing Line Bank and each other Lender that has made a Swing Line Advance the outstanding principal amount of each Swing Line Advance made by each of them on the earliest of (i) the date repayment is demanded by the Swing Line Bank, (ii) 60 days after such Swing Line Advance is made and
(iii) the Termination Date.

          (c) Letter of Credit Advances. (i) The relevant Borrower shall repay to the Administrative Agent for the account of the Issuing Bank and each other Lender that has made a Letter of Credit Advance on the earlier of demand and the Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them.

               (ii) The Obligations of each Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances (it being understood that any such payment by a Borrower is without prejudice to, and does not constitute a waiver of, any rights such Borrower might have or might acquire as a result of the payment by the Issuing Bank of any draft or the reimbursement by such Borrower thereof):

               (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");

               (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of any Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

               (C) the existence of any claim,  set-off,  defense or other right that a Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

               (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (E) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

               (F) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from the Guaranty, the Subsidiary Guaranty or any other guarantee, for all or any of the Obligations of a Borrower in respect of the L/C Related Documents; or

               (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, a Borrower or a guarantor.

          SECTION 2.08. Interest. (a) Scheduled Interest. Each Borrower shall pay interest on the unpaid principal amount of each Advance (other than Competitive Bid Advances or Swing Line Advances that are not Prime Rate Advances) owing to each Lender by such Borrower from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

          (i) Prime Rate Advances. During such periods as such Advance is a Prime Rate Advance, a rate per annum equal at all times to the Prime Rate in effect from time to time, payable in arrears quarterly on the last day of each March, June, September and December during such periods and on the date such Prime Rate Advance shall be Converted or paid in full.

          (ii) Eurocurrency Rate Advances. During such periods as such Advance is a Eurocurrency Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Eurocurrency Rate for such Interest Period for such Advance plus (y) the Applicable Margin in effect on the first day of such Interest Period plus (z) the Additional Cost Rate, if any, and any other amount payable pursuant to
     Section 2.08(d), payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Eurocurrency Rate Advance shall be Converted or paid in full.

          (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default, each Borrower shall pay interest on (i) the unpaid principal amount of each Advance (other than a Competitive Bid Advance) owing to each Lender by such Borrower, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Prime Rate Advances pursuant to clause
(a)(i) above.

          (c) Additional Interest on Eurocurrency Rate Advances. Each Borrower shall pay to each Lender, so long as and to the extent such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurocurrency Rate Advance of such Lender, from the date of such Eurocurrency Rate Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (a) the Eurocurrency Rate for the applicable Interest Period for such Eurocurrency Rate Advance from (b) the rate obtained by dividing such Eurocurrency Rate by a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage of such Lender for such Interest Period, payable on each date on which interest is otherwise payable on such Eurocurrency Rate Advance. Such Lender shall as soon as practicable provide notice to the Administrative Agent and the Borrowers of any such additional interest arising in connection with any such Eurocurrency Rate Advance, which notice shall be conclusive and binding, absent manifest error.

          (d) Additional Reserve Costs. (i) If and so long as any Lender is required to make special deposits with the Financial Services Authority or the Bank of England or to maintain reserve asset ratios or pay fees (other than deposits or reserves reflected in the determination of the Eurocurrency Rate), in each case in respect of any of such Lender's Advances denominated in the Primary Currency, such Lender may require the respective Borrower to pay, contemporaneously with each payment of interest on such Advances, additional interest on such Advances at a rate per annum equal to the Additional Cost Rate, as defined in (and calculated in accordance with the formula and in the manner set forth in) Schedule 2.08.

          (ii) If and so long as any Lender lending from a branch or office located in a Participating Member State is required to comply with reserve assets, liquidity, cash margin or other requirements imposed by the European Central Bank or the European System of Central Banks (but excluding requirements reflected in the Additional Cost Rate) in respect of any of such Lender's Advances denominated in the Primary Currency, such Lender may require the respective Borrower to pay, contemporaneously with each payment of interest on such Advances, additional interest on such Advances at a rate per annum determined by such Lender to be the cost to such Lender of complying with such requirements in relation to such Advances.

          (iii) Any additional interest owed pursuant to paragraph (i) or (ii) above shall be determined by the relevant Lender, which determination shall be conclusive absent manifest error, and notified to the respective Borrower (with a copy to the Administrative Agent) at least five Business Days before each date of which interest is payable for the relevant Advances, and such additional interest so notified to such Borrower by such Lender shall be payable to the Administrative Agent for the account of such Lender on each date on which interest is payable for such Advances.

          (e) Limitation on Interest. In no event shall the interest rate as determined in subsections (a), (b) or (c) above exceed the limits set forth in any applicable national usury laws. Should any such usury law limit be exceeded at any time in respect of any Advance, the applicable interest rate hereunder for such Advance shall be deemed automatically reduced to the maximum interest rate permitted under the applicable national usury law for such period of time as needed to comply with such usury law.

          SECTION 2.09. Interest Rate Determination. (a) The Administrative Agent shall give prompt notice to the Borrowers and the Lenders of the applicable interest rate determined by the Administrative Agent for purposes of
Section 2.08(a)(i) or (ii).

          (b) If, with respect to any Eurocurrency Rate Advances, the Required Lenders notify the Administrative Agent that the Eurocurrency Rate for any Interest Period for such Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their respective Eurocurrency Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrowers and the Lenders, whereupon (i) each Eurocurrency Rate Advance will automatically, on the last day of the then existing Interest Period therefor, (A) if such Eurocurrency Rate Advances are denominated in US Dollars, Convert into Prime Rate Advances and (B) if such Eurocurrency Rate Advances are denominated in a Primary Currency, be exchanged for an Equivalent amount of US Dollars and converted into Prime Rate Advances, and (ii) the obligation of the Lenders to make, or to Convert Revolving Credit Advances into, Eurocurrency Rate Advances shall be suspended until the Administrative Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

          (c) If a Borrower shall fail to select the duration of any Interest Period for any Eurocurrency Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith so notify such Borrower and the Lenders and such Advances will automatically, on the last day of the then existing Interest Period therefor, (i) if such Eurocurrency Rate Advances are denominated in US Dollars, Convert into Prime Rate Advances and (ii) if such Eurocurrency Rate Advances are denominated in a Primary Currency, be exchanged for an Equivalent amount of US Dollars and Converted into Prime Rate Advances.

          (d) On the date on which the aggregate unpaid principal amount of Eurocurrency Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000, such Advances shall automatically (i) if such Eurocurrency Rate Advances are denominated in US Dollars, Convert into Prime Rate Advances and (ii) if such Eurocurrency Rate Advances are denominated in a Primary Currency, be exchanged for an Equivalent amount of US Dollars and Converted into Prime Rate Advances.

          (e) Upon the occurrence and during the continuance of any Event of Default, (i) each Eurocurrency Rate Advance will automatically, on the last day of the then existing Interest Period therefor, (A) if such Eurocurrency Rate Advances are denominated in US Dollars, Convert into Prime Rate Advances and (B) if such Eurocurrency Rate Advances are denominated in a Primary Currency, be exchanged for an Equivalent amount of US Dollars and Converted into Prime Rate Advances and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurocurrency Rate Advances shall be suspended.

          SECTION 2.10. Conversion of Advances. Each Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 12:00 Noon (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.09 and 2.13, Convert all Advances owing by such Borrower (other than Competitive Bid Advances) of one Type comprising the same Borrowing into Advances (other than Competitive Bid Advances) of the other Type, so long as, after giving effect to any such Conversion, each such Borrowing is comprised of Advances denominated in the same currency and, in the case of any Borrowing comprised of Eurocurrency Rate Advances, having the same Interest Period; provided, however, that (w) no Eurocurrency Rate Advances of one currency shall be Converted into Eurocurrency Rate Advances of another currency, (x) any Conversion of Eurocurrency Rate Advances into Prime Rate Advances shall be made only on the last day of an Interest Period for such Eurocurrency Rate Advances, (y) any Conversion of Prime Rate Advances into Eurocurrency Rate Advances shall be in an amount not less than the minimum amount specified in Section 2.02(c) and (z) no Conversion of any such Advances shall result in more separate Borrowings than permitted under
Section 2.02(c). Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted, and (iii) if such Conversion is into Eurocurrency Rate Advances, the currency of and the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the relevant Borrower. Upon the occurrence and during the continuance of any Default, the aggregate amount of any Primary Currency Advances then outstanding shall be converted into the Equivalent in US Dollars as determined on the date of such Default

          SECTION 2.11. Prepayments. (a) Optional. Each Borrower may, upon at least one Business Day's notice in the case of Prime Rate Advances and three Business Days' notice in the case of Eurocurrency Rate Advances, in each case to the Administrative Agent stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given such Borrower shall, prepay the outstanding principal amount of the Advances owing by such Borrower and comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof (or the Equivalent thereof in the Primary Currency in which such Revolving Credit Borrowing is denominated, determined on the date the related notice of prepayment is given) and (y) in the event of any such prepayment of a Eurocurrency Rate Advance, such Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 9.04(c).

          (b) Mandatory. (i) Paxar shall, on each and any Business Day that (A) the sum of the aggregate principal amount of (u) the Revolving Credit Advances denominated in US Dollars, plus (v) the Equivalent on such day of the Revolving Credit Advances denominated in the Primary Currency, plus (w) the Letter of Credit Advances, plus (x) the aggregate Available Amount of all Letters of Credit then outstanding, plus (y) the Swing Line Advances plus (z) the Competitive Bid Advances then outstanding exceeds (B) the amount equal to 103% of the Revolving Credit Facility, prepay an aggregate principal amount of the

Revolving Credit Advances comprising part of the same Borrowings, the Letter of Credit Advances and the Swing Line Advances in an amount equal to such excess.

          (ii) Prepayments of the Revolving Credit Facility made pursuant to clause (i) above shall be first applied to prepay Letter of Credit Advances then outstanding until such Advances are paid in full, second applied to prepay Swing Line Advances then outstanding until such Advances are paid in full and third applied ratably to prepay Revolving Credit Advances then outstanding comprising part of the same Borrowings until such Advances are paid in full.

          (iii) All prepayments under this subsection (b) shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid.

          SECTION 2.12. Increased Costs. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority, including, without limitation, any agency of the European Union or similar monetary or multinational authority (whether or not having the force of law), there shall be any increase in the cost to any Lender Party of agreeing to make or making, funding or maintaining Eurocurrency Rate Advances or LIBO Rate Advances (excluding for purposes of this Section 2.12 any such increased costs resulting from (i) Taxes or Other Taxes (as to which
Section 2.15 shall govern) and (ii) changes in the basis of taxation of overall net income or overall gross income by the United States or by the foreign jurisdiction or state under the laws of which such Lender Party is organized or has its Applicable Lending Office or Lending Installation or any political subdivision thereof), then Paxar shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost. A certificate as to the amount of such increased cost, submitted to Paxar and the Administrative Agent by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If any Lender Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party and that the amount of such capital is increased by or based upon the existence of such Lender Party's commitment to lend or to issue or participate in Letters of Credit hereunder and other commitments of this type or the issuance or maintenance of, or participation in, the Letters of Credit (or similar contingent obligations), then, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), Paxar shall pay to the Administrative Agent for the account of such Lender Party, from time to time as specified by such Lender Party, additional amounts sufficient to compensate such Lender Party or such corporation in the light of such circumstances, to the extent that such Lender Party reasonably determines such increase in capital to be allocable to the existence of such Lender Party's commitment to lend or to issue or participate in Letters of Credit hereunder or to the issuance or maintenance of, or participation in, any Letters of Credit. A certificate as to such amounts submitted to Paxar and the Administrative Agent by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 2.13. Illegality. Notwithstanding any other provision of this Agreement, if any Lender shall notify the Administrative Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurocurrency Lending Office or Lending Installation to perform its obligations hereunder to make Eurocurrency Rate Advances or LIBO Rate Advances or to fund or maintain Eurocurrency Rate Advances or LIBO Rate Advances hereunder, (i) each Eurocurrency Rate Advance or LIBO Rate Advance, as the case may be, will automatically, upon such demand, be exchanged for an Equivalent amount of US Dollars and Converted into a Prime Rate Advance or an Advance that bears interest at the rate set forth in Section 2.08(a)(i), as the case may be, and
(ii) the obligation of the Lenders to make Eurocurrency Rate Advances or LIBO Rate Advances or to Convert Prime Rate Advances into Eurocurrency Rate Advances shall be suspended until the Administrative Agent shall notify Paxar and the Lenders that the circumstances causing such suspension no longer exist.

          SECTION 2.14. Payments and Computations. (a) Each Borrower shall make each payment required to be made by it hereunder and under the Notes not later than 12:00 Noon (New York City time) on the day when due in like funds as advanced to the Administrative Agent at the Administrative Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or facility or Letter of Credit fees ratably (other than amounts payable pursuant to Section 2.03, 2.12, 2.15 or 9.04(c)) to the Lender Parties for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender Party to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 9.07(g), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

          (b) Each Borrower hereby authorizes each Lender Party, if and to the extent payment owed to such Lender Party is not made when due hereunder or under any Note held by such Lender Party, to charge from time to time against any or all of such Borrower's accounts with such Lender Party any amount so due.

          (c) All computations of interest based on the Prime Rate (unless based upon the Federal Funds Rate) shall be made by the Administrative Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurocurrency Rate or the Federal Funds Rate and of facility and Letter of Credit fees shall be made by the Administrative Agent on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or facility fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (d) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or facility or Letter of Credit fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurocurrency Rate Advances or LIBO Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (e) Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to any Lender Party hereunder that such Borrower will not make such payment in full, the Administrative Agent may assume that such Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent a Borrower shall not have so made such payment in full to the Administrative Agent, each Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

          SECTION 2.15. Taxes. (a) Any and all payments by a Borrower hereunder or under the Notes shall be made, in accordance with Section 2.14, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Administrative Agent, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of overall net income taxes, by the jurisdiction under the laws of which such Lender Party or the Administrative Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Lender Party, taxes imposed on its overall net income, and franchise taxes imposed on it in lieu of overall net income taxes, by the jurisdiction of such Lender Party's Applicable Lending Office or Lending Installation or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities in respect of payments hereunder or under the Notes being hereinafter referred to as "Taxes"). If a Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or the Administrative Agent including, but without limitation, as a result of any change in law or in its official interpretation or administration by the competent tax authorities, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.15) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and
(iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, each Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

          (c) Each Borrower shall indemnify each Lender Party and the Administrative Agent for and hold it harmless against the full amount of Taxes and Other Taxes (including, without limitation, taxes of any kind imposed by any jurisdiction on amounts payable under this Section 2.15) imposed on or paid by such Lender Party or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Administrative Agent (as the case may be) makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, the relevant Borrower shall furnish to the Administrative Agent, at its address referred to in Section 9.02, the original or a certified copy of a receipt evidencing such payment. In the case of any payment hereunder or under the Notes by or on behalf of a Borrower through an account or branch outside the United States or by or on behalf of a Borrower by a payor that is not a United States person, if such Borrower determines that no Taxes are payable in respect thereof, such Borrower shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

          (e) Each Lender Party organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Initial Lender or the Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender Party in the case of each other Lender Party, and from time to time thereafter as requested in writing by a Borrower (but only so long as such Lender Party remains lawfully able to do so), shall provide each of the Administrative Agent and the Borrower with two original Internal Revenue Service Forms W-8BEN or W-8ECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes. If the form provided by a Lender Party at the time such Lender Party first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party assignee becomes a party to this Agreement, the Lender Party assignor was entitled to payments under subsection
(a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form W-8BEN or W-8ECI, that the applicable Lender Party reasonably considers to be confidential, such Lender Party, if legally required to do so, shall give notice thereof to the Borrower and shall not be obligated to include in such form or document such confidential information.

          (f) For any period with respect to which a Lender Party required to do so has failed to provide a Borrower with the appropriate form described in
Section 2.15(e) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under Section 2.15(a) or
(c) with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender Party shall reasonably request to assist the Lender Party to recover such Taxes.

          SECTION 2.16. Sharing of Payments, Etc. If any Lender Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of obligations owing to such Lender Party hereunder and under the Notes in excess of its ratable share of payments on account of the Obligations owing to all Lender Parties hereunder and under the Notes at such time obtained by all the Lender Parties at such time, such Lender Party shall forthwith purchase from the other Lender Parties such participations in the Obligations owing to them as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each Lender Party shall be rescinded and such Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such Lender Party's required repayment to
(ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. Each Borrower agrees that any Lender Party so purchasing a participation from another Lender Party pursuant to this
Section 2.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender Party were the direct creditor of such Borrower in the amount of such participation.

          SECTION 2.17. Use of Proceeds. The proceeds of the Advances shall be available (and Paxar agrees that it and any other Borrower shall use such proceeds) solely to refinance the Existing Credit Agreement and for general corporate purposes of Paxar and its Subsidiaries.

          SECTION 2.18. Increase in the Aggregate Commitments. (a) Paxar may, at any time, by notice to the Administrative Agent no more frequently than once in any 12-month period, request that the aggregate amount of the Revolving Credit A Commitments be increased by an amount of $25,000,000 or an integral multiple of $5,000,000 in excess thereof (each a "Commitment Increase") to be effective as of a date that is at least 180 days prior to the Termination Date (the "Increase


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


Date") as specified in the related notice to the Administrative Agent; provided, however, that (i) in no event shall the aggregate amount of the Commitments hereunder at any time exceed $250,000,000, (ii) no Event of Default, or event that with the giving of notice or passage of time or both would constitute an Event of Default, shall have occurred and be continuing as of the date of such request or as of the applicable Increase Date, or shall occur as a result thereof and (iii) that any request for a Commitment Increase which includes an increase to the amounts available hereunder for Borrowings or Letters of Credit for any Non-US Borrower shall require the consent of the Required Lenders.

          (b) The Administrative Agent shall promptly notify the Lenders of a request by Paxar for a Commitment Increase, which notice shall include (i) the proposed amount of such requested Commitment Increase, (ii) the proposed Increase Date and (iii) the date by which Lenders wishing to participate in the Commitment Increase must commit to an increase in the amount of their respective Revolving Credit A Commitments (the "Commitment Date"). Each Lender that is willing to participate in such requested Commitment Increase (each an "Increasing Lender") shall give written notice to the Administrative Agent on or prior to the Commitment Date of the amount by which it is willing to increase its Revolving Credit A Commitment. If the Lenders notify the Administrative Agent that they are willing to increase the amount of their respective Revolving Credit A Commitments by an aggregate amount that exceeds the amount of the requested Commitment Increase, the requested Commitment Increase shall be allocated ratably among the Lenders willing to participate therein according to the amounts that the Lenders have indicated they are willing to increase their Revolving Credit A Commitments.

          (c) Promptly following each Commitment Date, the Administrative Agent shall notify Paxar as to the amount, if any, by which the Lenders are willing to participate in the requested Commitment Increase. If the aggregate amount by which the Lenders are willing to participate in any requested Commitment
Increase on any such Commitment Date is less than the requested Commitment Increase, then Paxar may extend offers to one or more Eligible Assignees to participate in any portion of the requested Commitment Increase that has not been committed to by the Lenders as of the applicable Commitment Date; provided, however, that the Commitment of each such Eligible Assignee shall be in an amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

          (d) On each Increase Date, each Eligible Assignee that accepts an offer to participate in a requested Commitment Increase in accordance with
Section 2.18(c) (each such Eligible Assignee an "Assuming Lender") shall become a Lender party to this Agreement as of such Increase Date and the Revolving Credit A Commitment of each Increasing Lender for such requested Commitment Increase shall be so increased by such amount (or by the amount allocated to such Lender pursuant to the last sentence of Section 2.18(b)) as of such Increase Date; provided, however, that the Administrative Agent shall have received on or before such Increase Date the following, each dated such date:

          (i) (A) certified copies of resolutions of the Board of Directors of the respective Borrower approving the Commitment Increase and the corresponding modifications to this Agreement and (B) an opinion of counsel for such Borrower satisfactory to the Administrative Agent;

          (ii) an assumption agreement from each Assuming Lender, if any, in form and substance satisfactory to the Administrative Agent (each an "Assumption Agreement"), duly executed by such Eligible Assignee and the Administrative Agent; and

          (iii) confirmation from each Increasing Lender of the increase in the amount of its Revolving Credit A Commitment in a writing satisfactory to the Administrative Agent.

          (e) On each Increase Date, upon fulfilment of the conditions set forth in this Section 2.18, the Administrative Agent shall notify the Lenders (including, without limitation, each Assuming Lender) and Paxar, on or before 1:00 P.M. (New York City time), by telecopier, of the occurrence of the Commitment Increase to be effected on such Increase Date and shall record in the Register the relevant information with respect to each Increasing Lender and each Assuming Lender on such date.

          SECTION 2.19. Lending Installations. Each Lender may book its Advances at any Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Advances and any Notes issued hereunder shall be deemed held by each Lender for the benefit of any such Lending Installation. Each Lender may, by written notice to the Agent and the Borrower in accordance with Section 9.02, designate replacement or additional Lending Installations through which Advances will be made by it and for whose account payments in respect of Advances are to be made.

                                  ARTICLE III

                     CONDITIONS TO EFFECTIVENESS AND LENDING

          SECTION 3.01. Conditions Precedent to Effectiveness. This Agreement shall become effective on and as of the first date (the "Effective Date") after it shall have been executed by the Borrowers, the Administrative Agent, each Initial Lender, each PI Lender and the Initial Issuing Bank and on which the following conditions precedent have been satisfied:

          (a) There shall have occurred no Material Adverse Change since December 31, 2004.

          (b) There shall exist no action, suit, investigation, litigation or proceeding affecting Paxar or any of its Subsidiaries pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to adversely affect the Facilities or the consummation of the transactions contemplated hereby.

          (c) All governmental and third party consents and approvals necessary in connection with the Facilities and the other transactions contemplated hereby shall have been obtained (without the imposition of any conditions that are not acceptable to the Lender Parties) and shall remain in effect, and no law or regulation shall be applicable in the reasonable judgment of the Lender Parties that restrains, prevents or imposes materially adverse conditions upon the transactions contemplated hereby.

          (d) Paxar shall have notified each Lender Party and the Administrative Agent in writing as to the proposed Effective Date.

          (e) Paxar shall have paid all accrued fees and expenses of the Administrative Agent and the Lender Parties (including the accrued fees and expenses of counsel to the Administrative Agent).

          (f) On the Effective Date, the following statements shall be true and the Administrative Agent shall have received for the account of each Lender Party a certificate signed by a duly authorized officer of Paxar dated the Effective Date, stating that:

               (i) The representations and warranties contained in Section 4.01 are correct on and as of the Effective Date, and

               (ii) No event has occurred and is continuing that constitutes a Default.

          (g) The Administrative Agent shall have received on or before the Effective Date the following, each dated such day, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender Party:

               (i) A copy of the charter, by-laws, and other constituent documents of each Loan Party party to a Loan Document delivered on the Effective Date.

               (ii) Certified resolutions of the Board of Directors of Paxar and each such other Loan Party and, to the extent appropriate, certified resolutions of the shareholders of any such Loan Party, in form and substance reasonably satisfactory to the Administrative Agent.

               (iii) A certificate of the Secretary, Assistant Secretary or Managing Director of Paxar and each such other Loan Party certifying the names and true signatures of the officers of Paxar and such other Loan Party authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder and certifying that the charter, by-laws, constituent documents and resolutions referred to in subclauses 3.01(g )(i) and (ii) are in full force and effect and have not been amended or modified.

               (iv) A favorable opinion of Robert S. Stone, Esq., General Counsel of Paxar, substantially in the form of Exhibit E hereto and as to such other matters as any Lender Party through the Administrative Agent may reasonably request.

               (v) Favorable opinions of counsel for each Non-US Borrower and, if applicable, each Foreign Guarantor, each in form and substance satisfactory to the Administrative Agent.

               (vi) Evidence satisfactory to the Administrative Agent of termination of the Existing Credit Agreement and that all amounts payable thereunder have been paid in full and all commitments thereunder have been terminated, except that the Existing Letters of Credit shall be deemed Letters of Credit hereunder.

               (vii) A Guaranty in substantially the form of the Subsidiary Guaranty duly executed by each Subsidiary Guarantor.

               (viii) If applicable, a Guaranty in substantially the form of the Foreign Subsidiary Guaranty duly executed by each Foreign Guarantor.

          SECTION 3.02. Conditions Precedent to Each Borrowing (other than a Competitive Bid Borrowing) and Issuance. The obligation of each Lender to make an Advance (other than a Competitive Bid Advance, a Letter of Credit Advance made by the Issuing Bank or a Lender pursuant to Section 2.04(c) and a Swing Line Advance made by a Lender pursuant to Section 2.02(b)) on the occasion of each Borrowing (other than a Competitive Bid Borrowing but including the Initial Extension of Credit), and the obligation of the Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit and the right of a Borrower to request a Swing Line Borrowing or the issuance or renewal of a Letter of Credit, shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Borrowing or issuance or renewal (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing, Notice of Swing Line Borrowing, Notice of Issuance or Notice of Renewal and the acceptance by the relevant Borrower of the proceeds of such Borrowing or of such Letter of Credit or the renewal of such Letter of Credit shall constitute a representation and warranty by Paxar and such Borrower that on the date of such Borrowing or issuance or renewal such statements are true):

          (i) the representations and warranties contained in each Loan Document are correct on and as of such date, before and after giving effect to such Borrowing or issuance or renewal and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Borrowing or issuance or renewal, in which case as of such specific date, and

          (ii) no event has occurred and is continuing, or would result from such Borrowing or issuance or renewal or from the application of the proceeds therefrom, that constitutes a Default, and

          (iii) no event has occurred and no circumstance exists as a result of which the information concerning Paxar that has been provided to the Administrative Agent and each Lender by Paxar in connection herewith would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

and (b) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender Party through the Administrative Agent may reasonably request.

          SECTION 3.03. Conditions Precedent to Each Competitive Bid Borrowing. The obligation of each Lender that is to make a Competitive Bid Advance on the occasion of a Competitive Bid Borrowing to make such Competitive Bid Advance as part of such Competitive Bid Borrowing is subject to the conditions precedent that (i) the Administrative Agent shall have received the written confirmatory Notice of Competitive Bid Borrowing with respect thereto, (ii) on or before the date of such Competitive Bid Borrowing, but prior to such Competitive Bid Borrowing, the Administrative Agent shall have received a Competitive Bid Note payable to the order of such Lender for each of the one or more Competitive Bid Advances to be made by such Lender as part of such Competitive Bid Borrowing, in a principal amount equal to the principal amount of the Competitive Bid Advance to be evidenced thereby and otherwise on such terms as were agreed to for such Competitive Bid Advance in accordance with Section 2.03, and (iii) on the date of such Competitive Bid Borrowing the following statements shall be true (and each of the giving of the applicable Notice of Competitive Bid Borrowing and the acceptance by Paxar of the proceeds of such Competitive Bid Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Competitive Bid Borrowing such statements are true):

          (a) the representations and warranties contained in each Loan Document are correct on and as of the date of such Competitive Bid Borrowing, before and after giving effect to such Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Competitive Bid Borrowing, in which case as of such specific date,

          (b) no event has occurred and is continuing, or would result from such
     Competitive   Bid  Borrowing  or  from  the  application  of  the  proceeds therefrom, that constitutes a Default, and

          (c) no event has occurred and no circumstance exists as a result of which the information concerning Paxar that has been provided to the Administrative Agent and each Lender by Paxar in connection herewith would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

          SECTION 3.04. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender Party prior to the date that the Borrower, by notice to the Lender Parties, designates as the proposed Effective Date, specifying its objection thereto. The Administrative Agent shall promptly notify the Lender Parties of the occurrence of the Effective Date.


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


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.01. Representations and Warranties of the Borrowers. Each Borrower represents and warrants as follows:

          (a) Each Loan Party is a corporation duly organized, validly existing and, where relevant, in good standing under the laws of the jurisdiction of its incorporation.

          (b) The execution, delivery and performance by each Loan Party of this Agreement, the Notes and each other Loan Document to which it is or is to be a party, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any applicable law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award,
     (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery and performance by any Loan Party of this Agreement, the Notes or any other Loan Document to which it is or is to be a party or for the consummation of the transactions contemplated hereby and thereby or (ii) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents, except for those authorizations, approvals, actions, notices and filings listed on Schedule 4.01(c) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect.

          (d) This Agreement, each of the Notes and each other Loan Document has been duly executed and delivered by each Loan Party thereto. This Agreement, each of the Notes and each other Loan Document is the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its respective terms.

          (e) The Consolidated balance sheet of Paxar and its Subsidiaries as of December 31, 2004, and the related Consolidated statements of income and cash flows of Paxar and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Ernst & Young, independent public accountants, and the Consolidated balance sheet of Paxar and its Subsidiaries as of September 30, 2005, and the related Consolidated statements of income and cash flows of Paxar and its Subsidiaries for the nine months then ended,


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


     duly certified by the chief financial officer or treasurer of Paxar, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheet as of September 30, 2005, and said statements of income and cash flows for the nine months then ended, to year-end audit adjustments and the disclosures required to be in accordance with GAAP, the Consolidated financial condition of Paxar and its
     Subsidiaries as at such dates and the Consolidated results of the operations of Paxar and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles consistently applied. Since December 31, 2004, there has been no Material Adverse Change.

          (f) Except with respect to the matters disclosed on Schedule 4.01(f), there is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting Paxar or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby.

          (g) No Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (h) Neither the Projections nor any other information, exhibit or report furnished by any Loan Party to the Administrative Agent or any Lender Party in connection with the negotiation of the Loan Documents or pursuant to the terms of the Loan Documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.

          (i) Except with respect to the matters disclosed on Schedule 4.01(i), the operations and properties of Paxar and each of its Subsidiaries comply in all material respects with all applicable Environmental Laws and Environmental Permits, all past non-compliance with such Environmental Laws and Environmental Permits has been resolved without ongoing obligations or costs, and no circumstances exist that would be reasonably likely to (i) form the basis of an Environmental Action against any Loan Party or any of its Subsidiaries or any of their properties that could have a Material Adverse Effect or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law.

          (j) Neither any Loan Party nor any of its Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate


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


     any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (k)  Each  Loan  Party  is,   individually   and  together   with  its
     Subsidiaries, Solvent.

          (l) PBV is in due compliance with the Dutch Banking Act, the Dutch Banking Act Exemption Regulation, the Dutch Policy Rule and the rules and regulations promulgated thereunder.

                                   ARTICLE V

                               COVENANTS OF PAXAR

          SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, Paxar will:

          (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with ERISA and Environmental Laws as provided in
     Section 5.01(l).

          (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent,
     (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither Paxar nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

          (c) Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Paxar or such Subsidiary operates.

          (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; provided, however, that Paxar and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(b), and provided further that neither Paxar nor any of its Subsidiaries shall be required to preserve any right or franchise if the Board of Directors of Paxar or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of Paxar or such Subsidiary, as the case may be, and that the loss thereof is not disadvantageous in any material respect to Paxar, such Subsidiary or the Lender Parties.

          (e) Visitation Rights. At any reasonable time and from time to time, permit (i) the Administrative Agent or any agents or representatives thereof to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Paxar and any of its Subsidiaries, and (ii) the Administrative Agent or any of the Lender Parties or any agents or representatives thereof to discuss, in connection with the Loan Documents, the affairs, finances and accounts of Paxar and any of its Subsidiaries with any of their officers and with their independent certified public accountants.

          (f) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made in all material respects of all financial transactions and the assets and business of Paxar and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

          (g) Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (h) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property to which Paxar or any of its Subsidiaries is a party, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or cancelled, notify the Administrative Agent of any default by any party with respect to such leases and cooperate with the Administrative Agent in all respects to cure any such default, and cause each of its Subsidiaries to do so except, in any case, where the failure to do so, either individually or in the aggregate, would not be reasonably likely to have a Material Adverse Effect.

          (i) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under this Agreement with any of their Affiliates on terms that are fair and reasonable and no less favorable to Paxar or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

          (j) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons operating or occupying its properties to comply, in all material respects, with all applicable Environmental Laws and Environmental Permits; obtain and renew and cause each of its Subsidiaries to obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws;


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


     provided, however, that neither Paxar nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

          (k) Preparation of Environmental Reports. If an Event of Default shall have occurred and be continuing, at the request of the Required Lenders, provide to the Lender Parties within 60 days after such request, at the expense of Paxar, an environmental site assessment report for the properties described in such request, prepared by an environmental consulting firm acceptable to the Required Lenders, indicating the presence or absence of Hazardous Materials and the estimated cost of any compliance, removal or remedial action in connection with any Hazardous Materials on such properties; without limiting the generality of the foregoing, if the Required Lenders determine at any time that a material risk exists that any such report will not be provided within the time referred to above, the Required Lenders may retain an environmental consulting firm to prepare such report at the expense of Paxar, and Paxar hereby grants and agrees to cause any Subsidiary that owns any property described in such request to grant at the time of such request, to the Administrative Agent, the Lender Parties, such firm and any agents or representatives thereof an irrevocable non-exclusive license, subject to the rights of tenants, to enter onto their respective properties to undertake such an assessment.

          (l)  Reporting Requirements. Furnish to the Lender Parties:

               (i) as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of Paxar, Consolidated and consolidating balance sheets of Paxar and its Subsidiaries as of the end of such quarter and Consolidated and consolidating statements of income and cash flows of Paxar and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments and disclosures required for conformity with GAAP) by the chief financial officer or treasurer of Paxar as having been prepared in accordance with generally accepted accounting principles and certificates of the chief financial officer of Paxar as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 5.03, provided that in the event of any change in GAAP used in the preparation of such financial statements, Paxar shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP;

               (ii) as soon as available and in any event within 105 days after the end of each fiscal year of Paxar, a copy of the annual audit report for such year for Paxar and its Subsidiaries, containing Consolidated and consolidating balance sheets of Paxar and its Subsidiaries as of the end of such fiscal year and Consolidated and consolidating statements of income and cash flows of Paxar and its Subsidiaries for such fiscal year, together with a certificate of the


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


          chief financial officer or treasurer of Paxar as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate compliance with Section 5.03 and in each case accompanied by an opinion acceptable to the Required Lenders by Ernst & Young or other independent public accountants acceptable to the Required Lenders, provided that in the event of any change in GAAP used in the preparation of such financial statements, Paxar shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP;

               (iii) as soon as available and in any event no later than 105 days after the end of each fiscal year of Paxar, forecasts prepared by management of Paxar, in form satisfactory to the Administrative Agent, of balance sheets, income statements and cash flow statements on an annual basis for each of the three immediately succeeding fiscal years;

               (iv) as soon as possible and in any event within five days after the occurrence of each Default continuing on the date of such statement, a statement of the chief financial officer or treasurer of Paxar setting forth details of such Default and the action that Paxar has taken and proposes to take with respect thereto;

               (v) promptly after the sending or filing thereof, copies of all reports that Paxar sends to any of its security holders, and copies of all reports and registration statements that Paxar or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange;

               (vi) promptly after the commencement thereof, notice of all actions and proceedings before any court, governmental agency or arbitrator affecting Paxar or any of its Subsidiaries of the type described in Section 4.01(f);

               (vii) promptly after the assertion or occurrence thereof, notice of any Environmental Action against or of any noncompliance by Paxar or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect; and

               (viii) such other information respecting Paxar or any of its Subsidiaries as any Lender Party through the Administrative Agent may from time to time reasonably request.


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


          (m) New Subsidiary Guarantor and Foreign Guarantor Documents. Furnish to the Lender Parties, within five Business Days after the date (i) Paxar acquires or creates any Subsidiary organized under the laws of the United States of America or any State thereof or (ii) Paxar acquires or creates any Foreign Guarantor or any Subsidiary satisfies the requirements to be treated as a Foreign Guarantor, the following:

               (i) A Guaranty Supplement in substantially the form of Exhibit A to the Subsidiary Guaranty or the Foreign Subsidiary Guaranty, as applicable, duly executed by the respective Subsidiary.

               (ii) A copy  of the  constituent  documents  of  such  Subsidiary
          certified  by  the  Secretary  or  an  Assistant   Secretary  of  such
          Subsidiary.

               (iii) A copy of the by-laws of such Subsidiary certified by the Secretary or an Assistant Secretary of such Subsidiary.

               (iv) An opinion of counsel for such Subsidiary, in form and substance satisfactory to the Administrative Agent.

          SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, Paxar will not:

          (a) Liens, Etc. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, other than:

               (i) Permitted Liens,

               (ii) purchase money Liens upon or in any real property or equipment acquired or held by Paxar or any of its Subsidiaries in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of such property or equipment, or Liens existing on such property or equipment at the time of its acquisition (other than any such Liens created in contemplation of such acquisition that were not incurred to finance the acquisition of such property) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property or equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced, provided further that the sum of the aggregate principal amount of the indebtedness secured by the Liens referred to in this clause (ii) plus the aggregate principal amount of the indebtedness secured by the Liens referred to in clause (iv) below shall not exceed the amount specified therefor in Section 5.02(d)(iii)(C) at any time outstanding,


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


               (iii) the Liens  existing on the Effective  Date and described on
          Schedule 5.02(a) hereto,

               (iv) Liens arising in connection with Capitalized Leases permitted under Section 5.02(d)(iii)(C); provided that no such Lien shall extend to or cover any assets other than the assets subject to such Capitalized Leases,

               (v) the replacement, extension or renewal of any Lien permitted by clause (iii) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt secured thereby, and

               (vi) other Liens securing Debt in an aggregate principal amount not to exceed the amount specified therefor in Section 5.02(d)(iii)(H) at any time outstanding.

          (b) Mergers, Etc. Merge or consolidate with or into any Person, or permit any of its Subsidiaries to do so, except that (i) any domestic Subsidiary of Paxar may merge or consolidate with or into any other domestic Subsidiary of Paxar, (ii) any foreign Subsidiary of Paxar may merge or consolidate with or into any other foreign Subsidiary of Paxar,
     (iii) any Subsidiary of Paxar may merge into Paxar and (iv) any Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided, however, in each case, that no Default shall have occurred and be continuing at the time of such proposed transaction or would result therefrom and, in the case of any merger or consolidation to which a Borrower is a party, the relevant Borrower shall be the surviving corporation.

          (c) Accounting Changes. Make or permit, or permit any of its Subsidiaries to make or permit, any change in accounting policies or reporting practices, except as required or permitted by generally accepted accounting principles.

          (d) Debt. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Debt other than:

               (i) in the case of Paxar, Debt in respect of Hedge Agreements designed to hedge against fluctuations in interest rates incurred in the ordinary course of business and consistent with prudent business practice;

               (ii) in the case of any of its Subsidiaries, Debt owed to Paxar or to a wholly-owned Subsidiary of Paxar, provided that such Debt shall be subordinate to the Obligations of the Loan Parties under the Loan Documents on terms and conditions satisfactory to the Required Lenders, except for such Debt of any such Subsidiary in a principal amount less than $500,000 (or the equivalent in another currency) provided that the aggregate principal amount of such Debt which shall not be subject to a satisfactory subordination agreement shall not exceed $5,000,000 (or the equivalent in other currencies); and


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


               (iii) in the case of Paxar and any of its Subsidiaries,

                    (A) Debt under the Loan Documents,

                    (B) Debt existing on the  Effective  Date or Debt created or incurred under a loan or credit facility existing on the Effective Date and, in each case, described on Schedule 5.02(d) hereto (the "Existing Debt"), and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, the Existing Debt, provided that the principal amount of such Existing Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing,

                    (C)  Capitalized  Leases and Debt secured by Liens permitted by Section 5.02(a)(ii), provided that (i) on any date the sum of Capitalized Leases then outstanding plus the aggregate amount of Debt then outstanding and secured by Liens permitted by Section 5.02(a)(ii) plus the aggregate amount of Debt then outstanding and secured by Liens permitted by Section 5.02(a)(vi) shall not exceed $10,000,000 and (ii) after giving effect to the creation, incurrence or assumption of such Capitalized Lease or such Debt, the Debt to EBITDA Ratio of Paxar and its Subsidiaries (calculated on a pro forma basis) as of the end of the most recently ended fiscal quarter of Paxar would be less than 3.00:1,

                    (D) in the case of Existing Debt of Paxar and its Subsidiaries, Debt of Paxar and its domestic Subsidiaries of the type described in clause (i) of the definition of "Debt" guaranteeing the Obligations of Paxar or such Subsidiary, as the case may be, under such Existing Debt,

                    (E) Debt of Paxar or any of its wholly owned domestic Subsidiaries that is subordinate to the Obligations of the Loan Parties under the Loan Documents in an aggregate principal amount acceptable to the Required Lenders and on terms and conditions satisfactory to the Required Lenders,

                    (F) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business,

                    (G) Debt of Paxar or any of its wholly owned Subsidiaries so long as (i) both before and after giving effect to the creation, incurrence or assumption of such Debt, no Default shall occur and be continuing and (ii) after giving effect to the creation, incurrence or assumption of such Debt, the Debt to EBITDA Ratio of Paxar and its Subsidiaries (calculated on a pro forma basis) as of the end of the most recently ended fiscal quarter of Paxar would be less than 3.00:1, and


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


                    (H) secured Debt of Paxar or any of its wholly owned Subsidiaries, provided that (i) on any date the sum of Capitalized Leases then outstanding plus the aggregate amount of Debt then outstanding and secured by Liens permitted by Section 5.02(a)(ii) plus the aggregate amount of Debt then outstanding and secured by Liens permitted by Section 5.02(a)(vi) shall not exceed $10,000,000 and (ii) after giving effect to the creation, incurrence or assumption of such Debt, the Debt to EBITDA Ratio of Paxar and its Subsidiaries (calculated on an pro forma basis) as of the end of the most recently ended fiscal quarter of Paxar would be less than 3.00:1.

          (e) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any assets, or grant any option or other right to purchase, lease or otherwise acquire any assets, except (i) sales of inventory in the ordinary course of its business, (ii) in a transaction authorized by subsection (b) of this Section and (iii) sales of assets for cash and for fair value in an aggregate amount not to exceed an amount equal to 10% of the Consolidated total assets of Paxar and its Subsidiaries.

          (f) Investments in Other Persons. Make or hold, or permit any of its Subsidiaries to make or hold, any Investment in any Person other than:

               (i) (A) Investments by Paxar and its domestic Subsidiaries in their Subsidiaries outstanding on the date hereof and additional Investments in wholly owned domestic Subsidiaries of Paxar that, prior to the making of such Investments, were wholly owned Subsidiaries of Paxar, (B) Investments by Paxar and its Subsidiaries in wholly owned Subsidiaries of Paxar that, prior to the making of such Investments were not wholly owned Subsidiaries of Paxar, provided that both before and after giving effect to such Investment, no Default shall have occurred and be continuing and Paxar must deliver, prior to such Investment, a certificate of the chief financial officer of Paxar, describing such Investment and demonstrating compliance with the covenants (on a pro forma basis giving effect to such Investment) set forth in Section 5.03, and the Investment is the same line of business as the Borrowers and its Subsidiaries or reasonably related thereto and (C) Investments by the foreign Subsidiaries of Paxar in their Subsidiaries outstanding on the date hereof;

               (ii) loans and advances to employees in the ordinary course of the business of Paxar and its Subsidiaries as presently conducted in an aggregate principal amount not to exceed $5,000,000 at any time outstanding;

               (iii) Investments in Cash Equivalents;

               (iv) Investments in overnight Eurodollar deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c) of the definition of "Cash Equivalents", is organized under the laws of the United States or any


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          State  thereof  and has  combined  capital  and surplus of at least $1 billion;

               (v) Investments  consisting of intercompany  Debt permitted under
          Section 5.02(d)(ii); and

               (vi) other Investments in an aggregate amount invested not to exceed $25,000,000 in Persons other than wholly owned Subsidiaries.

          (g) Change in Nature of Business. Engage, or permit any of its Subsidiaries to engage, to any substantial extent in any business other than the businesses in which Paxar and its Subsidiaries are engaged on the Effective Date and businesses reasonably related thereto or in furtherance thereof.

          (h) Charter Amendments. Amend, or permit any of its Subsidiaries to amend, its certificate of incorporation or bylaws, other than any amendment which would not adversely affect the rights or interests of the Lender Parties hereunder and under the other Loan Documents.

          (i) Prepayments, Etc. of Debt. (x) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt unless both before and after giving effect to any such prepayment, redemption, purchase, defeasance or satisfaction, no Default shall have occurred and be continuing, or (y) amend, modify or change in any manner any term or condition of any Existing Debt, or permit any of its Subsidiaries to do any of the foregoing other than to prepay any Debt payable to Paxar.

          (j) Partnerships, Etc. Become a general partner in any general or limited partnership or joint venture, or permit any of its Subsidiaries to do so, other than any Subsidiary of Paxar the sole assets of which consist of its interest in such partnership or joint venture.

          (k) Restricted Payments. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such, or permit any of its Subsidiaries to do any of the foregoing, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any Equity Interests in Paxar, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

               (i) Paxar may declare and pay dividends and distributions, or make other purchases or redemptions, payable either (A) in its common Equity Interests or (B) in cash provided that the aggregate amount of cash dividends, distributions, purchases and redemptions shall not exceed (1) $50,000,000 in any 12-month period and (2) $100,000,000 during the term of this Agreement; and


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


               (ii) any Subsidiary of Paxar may declare and pay or make dividends and other distributions (A) to Paxar or any other Loan Party and (B) to a Subsidiary of any Loan Party.

          SECTION 5.03. Financial Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, Paxar will:

          (a) Net Worth. Maintain at all times an excess of Consolidated total assets over Consolidated total liabilities, in each case of Paxar and its Subsidiaries, of not less than the sum of (x) $350,000,000 plus (y) 35% of Consolidated net income (without taking into account any net loss that occurs for any period after the date hereof) of Paxar and its Subsidiaries for the period after October 1, 2005 to and including each date of determination computed on a cumulative basis for said entire period.

          (b) Debt to EBITDA Ratio. Maintain at the end of each fiscal quarter of Paxar, a Debt to EBITDA Ratio of Paxar and its Subsidiaries of less than 3.00:1.

          (c) Fixed Charge Coverage Ratio. Maintain at the end of each fiscal quarter of Paxar a ratio of Consolidated EBITDA of Paxar and its Subsidiaries for the most recently completed four fiscal quarters of Paxar and its Subsidiaries less the aggregate amount of Capital Expenditures made by Paxar and its Subsidiaries during such four fiscal quarter period to the sum of (i) interest and fees payable on all Debt during such four fiscal quarter period plus (ii) principal amounts of all Debt scheduled to be payable during such four fiscal quarter period plus (iii) the aggregate amount of all taxes payable in cash during such four fiscal quarter period, in each case by Paxar and its Subsidiaries, of not less 1.50:1.

                                   ARTICLE VI

                                EVENTS OF DEFAULT

          SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

          (a) Any Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or any Borrower shall fail to pay any interest on any Advance or make any other payment of fees or other amounts payable under this Agreement or any Note within two days after the same becomes due and payable; or

          (b) Any representation or warranty made or deemed made by any Loan Party (or any of its officers) in connection with any Loan Document shall prove to have been incorrect in any material respect when made or deemed made; or

          (c) (i) Paxar shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(d), (e), (i) or (j), 5.02 or 5.03, or
     (ii) any Loan  Party  shall fail to  perform  or  observe  any other  term,


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


     covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 10 days after the earlier of the date on which (A) an officer of Paxar becomes aware of such failure or (B) written notice thereof shall have been given to Paxar by the Administrative Agent or any Lender Party; or

          (d) Paxar or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or notional amount of at least $500,000 in the aggregate (but excluding Debt outstanding hereunder) of Paxar or such Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment or redemption), purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

          (e) Paxar or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Paxar or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or similar procedures in any relevant jurisdiction, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or Paxar or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

          (f) Any judgment or order for the payment of money in excess of $500,000 shall be rendered against Paxar or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or


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


          (g) Any non-monetary judgment or order shall be rendered against Paxar or any of its Subsidiaries that could be reasonably expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

          (h) (i) Any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of
     1934), directly or indirectly, of Voting Stock of Paxar (or other securities convertible into such Voting Stock) representing 30% or more of the combined voting power of all Voting Stock of Paxar; or (ii) during any period of up to 24 consecutive months, commencing after the date of this Agreement, individuals who at the beginning of such 24-month period were directors of Paxar shall cease for any reason to constitute a majority of the board of directors of Paxar; or (iii) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of the power to exercise, directly or indirectly, a controlling influence over the management or policies of Paxar; or

          (i) Paxar or any of its ERISA Affiliates shall incur or, in the reasonable opinion of the Required Lenders, shall be reasonably likely to incur liability in excess of $500,000 in the aggregate as a result of one or more of the following: (i) the occurrence of any ERISA Event; (ii) the partial or complete withdrawal of Paxar or any of its ERISA Affiliates from a Multiemployer Plan; or (iii) the reorganization or termination of a Multiemployer Plan;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to each of the Borrowers, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to each of the Borrowers, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by each of the Borrowers; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and
(B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by each of the Borrowers.


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


                                  ARTICLE VII

                            THE ADMINISTRATIVE AGENT

          SECTION 7.01. Authorization and Action. Each Lender Party hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender Party prompt notice of each notice given to it by Paxar pursuant to the terms of this Agreement and, upon request by any Lender Party, a copy of any such notice.

          SECTION 7.02. Administrative Agent's Reliance, Etc. Neither the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender Party that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 9.07;
(ii) may consult with legal counsel (including counsel for Paxar), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of Paxar or to inspect the property (including the books and records) of Paxar; (v) shall not be responsible to any Lender Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier) believed by it to be genuine and signed or sent by the proper party or parties, and (vii) shall not be obligated to carry out any "know your customer" or other checks in relation to any person on behalf of any Lender and each Lender confirms to the Administrative Agent that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Administrative Agent.

          SECTION 7.03. ABN and Affiliates. With respect to its Commitment, the Advances made by it and the Note issued to it, ABN shall have the same rights and powers under this Agreement as any other Lender Party and may exercise the


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same as  though it were not the  Administrative  Agent;  and the term  "Lender",
"Lenders", "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include ABN in its individual capacity. ABN and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, Paxar, any of its Subsidiaries and any Person who may do business with or own securities of Paxar or any such Subsidiary, all as if ABN were not the Administrative Agent and without any duty to account therefor to the Lender Parties.

          SECTION 7.04. Lender Credit Decision. Each Lender Party acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender Party and based on the financial statements referred to in
Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 7.05. Indemnification. The Lender Parties (other than the Designated Bidders) agree to indemnify each Agent (to the extent not reimbursed by Paxar), ratably according to the respective principal amounts of the Notes then held by each of them (or if no Notes are at the time outstanding or if any Notes are held by Persons that are not Lender Parties, ratably according to the respective amounts of their Revolving Credit Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any action taken or omitted by such Agent under this Agreement (collectively, the "Indemnified Costs"), provided that no Lender Party shall be liable for any portion of the Indemnified Costs resulting from such Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party (other than the Designated Bidders) agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Administrative Agent is not reimbursed for such expenses by the Borrower, provided that no Lender Party shall be required to reimburse any portion of such out-of-pocket expenses resulting from the Administrative Agent's gross negligence or willful misconduct. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 7.05 applies whether any such investigation, litigation or proceeding is brought by any Agent, any Lender Party or a third party.

          SECTION 7.06. Successor Administrative Agent. The Administrative Agent may resign at any time by giving written notice thereof to the Lender Parties and Paxar and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent. If no successor


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Administrative  Agent shall have been so appointed by the Required Lenders,  and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lender Parties, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

                                  ARTICLE VIII

                   GUARANTY, CROSS-GUARANTY AND SUBORDINATION

          SECTION 8.01. Guaranty. (a) Paxar absolutely, unconditionally and irrevocably guarantees (the undertaking by Paxar under this Section 8.01 being the "Guaranty") the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each Non-US Borrower now or hereafter existing under the Loan Documents, whether for principal, interest, fees, commissions, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), undertakes with each Lender Party that whenever any Non-US Borrower does not pay any amount when due under or in connection with any of the Loan Documents, Paxar shall immediately on demand pay that amount as if it was the principal obligor, and agrees to pay on demand any and all expenses
(including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any Lender Party in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, Paxar's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Non-US Borrower to the Administrative Agent or any Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

          (b) Guaranty Absolute. Paxar guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any other Lender Party with respect thereto. The Obligations of Paxar under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against Paxar to enforce this Guaranty, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. The liability of Paxar under this Guaranty shall be absolute,


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unconditional  and  irrevocable  irrespective  of, and Paxar hereby  irrevocably waives any defenses it may now or hereafter have in any way relating to, any and all of the following:

          (i) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other
     Obligations of any Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document (including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise);

          (iii) any taking, exchange, release or non-perfection of any collateral or any taking, release or amendment or waiver of or consent to departure from any other guarantee for all or any of the Guaranteed Obligations;

          (iv) any change, restructuring or termination of the corporate structure or existence of any other Loan Party or any of its Subsidiaries;

          (v) any failure of the Administrative Agent or any Lender Party to disclose to any Loan Party any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or hereafter known to the Administrative Agent or such Lender Party, as the case may be; or

          (vi)  any  other  circumstance  (including,  without  limitation,  any statute of limitations or any existence of or reliance on any representation by the Administrative Agent or any Lender Party) that might otherwise constitute a defense available to, or a discharge of, Paxar, any other Loan Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender Party or by any other Person upon the insolvency, bankruptcy or reorganization of any other Loan Party or otherwise, all as though such payment had not been made.

          (c) Waivers and Acknowledgments. (i) Paxar hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty, and any requirement that the Administrative Agent or any Lender Party exhaust any right or take any action against any other Loan Party or any other Person or any collateral.

          (ii) Paxar hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any Lender Party to disclose to Paxar any matter, fact or thing relating to the business, operation or condition of any other Loan Party or any of its Subsidiaries or its property and assets now or hereafter known by the Administrative Agent or such Lender Party.


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          (iii)  Paxar  hereby  unconditionally  waives any right to revoke this
     Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (iv) Paxar acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 8.01(c) are knowingly made in contemplation of such benefits.

          (d) Subrogation. Paxar hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or may hereafter acquire against any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of its Obligations under this Guaranty or under any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any Lender against such other Loan Party or any other insider guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, until such time as all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all of the Letters of Credit shall have expired, terminated or been cancelled and the Commitments shall have expired or terminated. If any amount shall be paid to Paxar in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of all of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the full drawing, termination, expiration or cancellation of all Letters of Credit and
(c) the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the Lender Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) Paxar shall pay to the Administrative Agent all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (iii) all of the Letters of Credit shall have expired, terminated or been cancelled, and (iv) the Termination Date shall have occurred, the Administrative Agent and the Lender Parties will, at Paxar's request and expense, execute and deliver to Paxar appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer of subrogation to Paxar of an interest in the Guaranteed Obligations resulting from the payment made by Paxar.

          (e) Continuing Guarantee; Assignments. This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until (subject to reinstatement pursuant to Section 8.01(b)) the latest of (A) the payment in full in cash of all of the Guaranteed Obligations and all other amounts payable under this Guaranty, (B) the full drawing, termination, expiration or cancellation of all Letters of Credit, and (C) the Termination Date, (ii) be binding upon Paxar and its respective successors and assigns and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent and the Lender Parties and their


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respective successors,  transferees and assigns. Without limiting the generality of clause (iii) of the immediately preceding sentence, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and the Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party under this Section
8.01 or otherwise, in each case as provided in Section 9.07.

          SECTION 8.02. Cross-Guaranty. (a) To the fullest extent permitted under applicable law, each Non-US Borrower absolutely, unconditionally and irrevocably guarantees (the undertaking by each Non-US Borrower under this
Section 8.02 being the "Cross-Guaranty") the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each other Non-US Borrower now or hereafter existing under the Loan Documents, whether for principal, interest, fees, commissions, expenses or otherwise (such Obligations being the "Cross-Guaranteed Obligations"), undertakes with each Lender Party that whenever any other Non-US Borrower does not pay any amount when due under or in connection with any of the Loan Documents, that such Non-US Borrower shall immediately on demand pay that amount as if it was the principal obligor, and agrees to pay on demand any and all expenses (including, without limitation, reasonable fees and expenses of counsel) incurred by the Administrative Agent or any Lender Party in enforcing any rights under this Cross-Guaranty. Without limiting the generality of the foregoing, each Non-US Borrower's liability shall extend to all amounts that constitute part of the Cross-Guaranteed Obligations and would be owed by any other Non-US Borrower to the Administrative Agent or any Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Loan Party.

          Each of the Non-US Borrowers, and by its acceptance of this Cross-Guaranty, the Administrative Agent and each of the Lender Parties, hereby confirm that it is the intention of all such Persons that this Cross-Guaranty and the obligations of each of the Non-US Borrowers hereunder not constitute a fraudulent transfer or conveyance for purposes of the United States Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Act or any similar federal or state law or similar law in any applicable jurisdiction outside the United States covering the protection of creditors' rights or the relief of debtors to the extent applicable to this Cross-Guaranty and the obligations of each of the Non-US Borrowers hereunder. To effectuate the foregoing intention, each of the Non-US Borrowers, the Administrative Agent and each of the Lender Parties hereby irrevocably agree that the Cross-Guaranteed
Obligations and all of the other liabilities of each of the Non-US Borrowers under this Cross-Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of such Non-US Borrower that are relevant thereunder, and after giving effect to any collections from, any rights to receive contributions from, or any payments made by or on behalf of, any of the other Non-US Borrowers in respect of the obligations of such other Non-US Borrower under this Cross-Guaranty, result in the Cross-Guaranteed Obligations and all of the other liabilities of each of the Non-US Borrowers under this Cross-Guaranty not constituting a fraudulent transfer or conveyance.

          (b) Cross-Guaranty Absolute. Each Non-US Borrower guarantees that the Cross-Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the


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rights  of the  Administrative  Agent or any other  Lender  Party  with  respect thereto. The Obligations of each Non-US Borrower under this Cross-Guaranty are independent of the Cross-Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents, and a separate action or actions may be
brought  and   prosecuted   against   such  Non-US   Borrower  to  enforce  this
Cross-Guaranty, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. The liability of each Non-US Borrower under this Cross-Guaranty shall be absolute, unconditional and irrevocable irrespective of, and such Non-US Borrower hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any and all of the following:

          (i) any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

          (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Cross-Guaranteed Obligations or any other Obligations of any Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document (including, without limitation, any increase in the Cross-Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise);

          (iii) any taking, exchange, release or non-perfection of any collateral or any taking, release or amendment or waiver of or consent to departure from any other guarantee for all or any of the Cross-Guaranteed Obligations;

          (iv) any change, restructuring or termination of the corporate structure or existence of any other Loan Party or any of its Subsidiaries;

          (v) any failure of the Administrative Agent or any Lender Party to disclose to any Loan Party any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or hereafter known to the Administrative Agent or such Lender Party, as the case may be; or

          (vi)  any  other  circumstance  (including,  without  limitation,  any statute of limitations or any existence of or reliance on any representation by the Administrative Agent or any Lender Party) that might otherwise constitute a defense available to, or a discharge of, such Non-US Borrower, any other Loan Party or any other guarantor or surety.

This Cross-Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Cross-Guaranteed Obligations is rescinded or must otherwise be returned by the Administrative Agent or any Lender Party or by any other Person upon the insolvency, bankruptcy or reorganization of any other Loan Party or otherwise, all as though such payment had not been made.

          (c) Waivers and Acknowledgments. (i) Each Non-US Borrower hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Cross-Guaranteed Obligations and this Cross-Guaranty, and any requirement that the Administrative


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Agent or any Lender Party exhaust any right or take any action against any other
Loan Party or any other Person or any collateral.

          (ii) Each Non-US Borrower hereby unconditionally and irrevocably waives any duty on the part of the Administrative Agent or any Lender Party to disclose to such Non-US Borrower any matter, fact or thing relating to the business, operation or condition of any other Loan Party or any of its Subsidiaries or its property and assets now or hereafter known by the Administrative Agent or such Lender Party.

          (iii) Each Non-US Borrower hereby unconditionally waives any right to revoke this Cross-Guaranty, and acknowledges that this Cross-Guaranty is continuing in nature and applies to all Cross-Guaranteed Obligations, whether existing now or in the future.

          (iv) Each Non-US Borrower acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this
     Section 8.02(c) are knowingly made in contemplation of such benefits.

          (d)  Subrogation.  Each Non-US  Borrower  hereby  unconditionally  and irrevocably agrees not to exercise any rights that it may now have or may hereafter acquire against any other Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of its Obligations under this Cross-Guaranty or under any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any Lender against such other Loan Party or any other insider guarantor, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from such other Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim, remedy or right, until such time as all of the Cross-Guaranteed Obligations and all other amounts payable under this Cross-Guaranty shall have been paid in full in cash, all of the Letters of Credit shall have expired, terminated or been cancelled and the Commitments shall have expired or terminated. If any amount shall be paid to such Non-US Borrower in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of all of the Cross-Guaranteed Obligations and all other amounts payable under this Cross-Guaranty, (b) the full drawing, termination, expiration or cancellation of all Letters of Credit and (c) the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the Lender Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Cross-Guaranteed Obligations and all other amounts payable under this Cross-Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Cross-Guaranteed Obligations or other amounts payable under this Cross-Guaranty thereafter arising. If (i) such Non-US Borrower shall pay to the Administrative Agent all or any part of the Cross-Guaranteed Obligations, (ii) all of the Cross-Guaranteed Obligations and all other amounts payable under this Cross-Guaranty shall have been paid in full in cash, (iii) all of the Letters of Credit shall have expired, terminated or been cancelled, and (iv) the Termination Date shall have occurred, the Administrative Agent and the Lender Parties will, at such Non-US Borrower's request and expense, execute and deliver


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to such Non-US  Borrower  appropriate  documents,  without  recourse and without representation or warranty, necessary to evidence the transfer of subrogation to such Non-US Borrower of an interest in the Cross-Guaranteed Obligations resulting from the payment made by such Non-US Borrower.

          (e) Continuing Guarantee; Assignments. This Cross-Guaranty is a continuing guaranty and shall (i) remain in full force and effect until (subject to reinstatement pursuant to Section 8.02(b)) the latest of (A) the payment in full in cash of all of the Cross-Guaranteed Obligations and all other amounts payable under this Cross-Guaranty, (B) the full drawing, termination, expiration or cancellation of all Letters of Credit, and (C) the Termination Date, (ii) be binding upon each Non-US Borrower and its respective successors and assigns and
(iii) inure to the benefit of, and be enforceable by, the Administrative Agent and the Lender Parties and their respective successors, transferees and assigns. Without limiting the generality of clause (iii) of the immediately preceding sentence, any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and the Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party under this Section 8.02 or otherwise, in each case as provided in Section 9.07.

          SECTION 8.03. Subordination. Each of PBV and PHK (individually, a "Subordinated Creditor" and collectively, the "Subordinated Creditors") hereby subordinates any and all debts, liabilities and other obligations owed to such Subordinated Creditor by any Subsidiary of Paxar (the "Subordinated Obligations") to the Obligations of the Loan Parties under the Loan Documents to the extent and in the manner hereinafter set forth in this Section 8.03:

          (a) Prohibited Payments, Etc. Except during the continuance of a Default, each Subordinated Creditor may receive regularly scheduled payments from any Subsidiary of Paxar on account of the Subordinated Obligations. After the occurrence and during the continuance of any Default, however, unless the Administrative Agent otherwise agrees, neither Subordinated Creditor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

          (b) Prior Payment of Guaranteed Obligations. In any bankruptcy, insolvency, reorganization or similar proceeding relating to any such Subsidiary, each Subordinated Creditor agrees that the Lender Parties shall be entitled to receive payment in full in cash of all Obligations of the Lender Parties under the Loan Documents (including all interest and expenses accruing after the commencement of any such proceeding, whether or not constituting an allowed claim in such proceeding ("Post Petition Interest")) before such Subsidiary Creditor receives payment of any Subordinated Obligations.

          (c) Turn-Over. After the occurrence and during the continuance of any Default, each Subordinated Creditor shall, if the Administrative Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for the Lender Parties and deliver such payments to the Administrative Agent on account of the Obligations of the Loan Parties under the


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Loan  Documents  (including  all  Post  Petition  Interest),  together  with any necessary endorsements or other instruments of transfer.

          (d) Administrative Agent Authorization. After the occurrence and during the continuance of any Default, the Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (i) in the name of each Subordinated Creditor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Obligations of the Loan Parties under the Loan Documents (including any and all Post Petition Interest), and (ii) to require each Subordinated Creditor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to the Administrative Agent for application to the Obligations of the Loan Parties under the Loan Documents (including any and all Post Petition Interest).

                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by Paxar therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Lenders (other than the Designated Bidders), do any of the following: (a) waive any of the conditions specified in Section 3.01, (b) increase the Commitments of any Lender or subject any Lender to any additional obligations, (c) reduce the principal of, or interest on, the Notes (other than Competitive Bid Notes) or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the Notes (other than Competitive Bid Notes) or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes (other than Competitive Bid Notes), or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (f) reduce or limit the obligations of any Loan Party under Article VIII or reduce or limit the obligations of any Subsidiary Guarantor under the Subsidiary Guaranty (or any Foreign Guarantor under the Foreign Subsidiary Guaranty) or release any Loan Party, any Subsidiary Guarantor or Foreign Guarantor from its respective obligations under Article VIII, the Subsidiary Guaranty or the Foreign Subsidiary Guaranty, as the case may be, or limit a Loan Party's or any Subsidiary Guarantor's or any Foreign Guarantor's liability with respect to the Obligations owing to the Administrative Agent and the other Lender Parties or (g) amend this Section 9.01; and provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Bank, the Issuing Bank or each Lender that has a Competitive Bid Advance outstanding, as the case may be, in addition to the Lenders required above to take such action, affect the rights


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or obligations  of the Swing Line Bank, the Issuing Bank or such Lender,  as the case may be, under this Agreement.

          SECTION 9.02. Notices, Etc. (a) All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and mailed, telecopied, or delivered except as otherwise set forth in Section 9.02(b) and in the proviso to this Section 9.02(a), if to Paxar, PBV, PI or PHK at its address at care of Paxar Corporation 105 Corporate Park Drive, White Plains, New York 10604-3814, Attention: John P. Jordan, Vice President and
Treasurer,    phone:    (914)   697-6823,    fax:   (914)    697-6896,    email:
john.jordan@paxar.com, with a copy to Robert S. Stone, Vice President and General Counsel, phone: (914) 697-6804, fax: (914) 697-6860, email:
bob.stone@paxar.com; if to any other Borrower, at its address specified in the applicable Credit Agreement Supplement; if to any Initial Lender, at its Domestic Lending Office specified opposite its name on Schedule I hereto; if to any other Lender Party, at its Domestic Lending Office specified in the Assignment and Acceptance pursuant to which it became a Lender Party; and if to the Administrative Agent, at its address at 540 West Madison Street, Suite 2131, Chicago, IL 60661-2591, Attention: Agency Services, fax: (312) 992-5157, with copies to ABN AMRO Bank N.V., 540 West Madison Street, Suite 2621, Chicago, IL
60661-2591,        Attention:        Credit        Administration,        email:
stephanie.newell@abnamro.com, fax: (312) 992-5111 and ABN AMRO Incorporated, 55 East 52nd Street, New York, NY 10055, Attention: David A. Carroll, Director, Global Markets, phone: (212) 409-6632, fax: (212) 409-6675, email:
david.carroll@abnamro.com; or, as to Paxar or the Administrative Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to Paxar and the Administrative Agent, provided that materials required to be delivered pursuant to Section 5.01(m)(i) or (ii) shall be delivered to the Administrative Agent as specified in Section 9.02(b) or as otherwise specified by Paxar to the Administrative Agent. All such notices and communications shall, when mailed or telecopied, be effective when deposited in the mails or telecopied, respectively, except that notices and communications to the Administrative Agent pursuant to Article II, III or VII shall not be effective until received by the Administrative Agent. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or the Notes or of any Exhibit hereto to be executed and delivered hereunder shall be effective as delivery of a manually executed counterpart thereof.

          (b) So long as ABN or any of its Affiliates is the Administrative Agent, materials required to be delivered pursuant to Section 5.01(l)(i) and
(ii) shall be delivered to the Administrative Agent in an electronic medium in a format acceptable to the Administrative Agent and the Lenders by e-mail at such address as is notified from time to time by the Administrative Agent to Paxar. The Borrowers agree that the Administrative Agent may make such materials, as well as any other written information, documents, instruments and other material relating to the Borrowers, any of their Subsidiaries or any other materials or matters relating to this Agreement, the Notes or any of the transactions contemplated hereby (collectively, the "Communications") available to the
Lenders by posting such notices on Intralinks, "e-disclosure", the Administrative Agent's internet delivery system that is part of Fixed Income Direct, Global Fixed Income's primary web portal, or a substantially similar electronic system (the "Platform"). The Borrowers acknowledge that (i) the distribution of material through an electronic medium is not necessarily secure


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and that  there  are  confidentiality  and  other  risks  associated  with  such distribution, (ii) the Platform is provided "as is" and "as available" and (iii) neither the Administrative Agent nor any of its Affiliates warrants the accuracy, adequacy or completeness of the Communications or the Platform and each expressly disclaims liability for errors or omissions in the Communications or the Platform. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by the Administrative Agent or any of its Affiliates in connection with the Platform.

          (c) Each Lender agrees that notice to it (as provided in the next sentence) (a "Notice") specifying that any Communications have been posted to the Platform shall constitute effective delivery of such information, documents or other materials to such Lender for purposes of this Agreement; provided that if requested by any Lender the Administrative Agent shall deliver a copy of the Communications to such Lender by email or telecopier. Each Lender agrees (i) to notify the Administrative Agent in writing of such Lender's e-mail address to which a Notice may be sent by electronic transmission (including by electronic communication) on or before the date such Lender becomes a party to this Agreement (and from time to time thereafter to ensure that the Administrative Agent has on record an effective e-mail address for such Lender) and (ii) that any Notice may be sent to such e-mail address.

          SECTION 9.03. No Waiver; Remedies. No failure on the part of any Lender Party or the Administrative Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.04. Costs and Expenses. (a) Paxar agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Agreement, the Notes, the other Loan Documents and the other documents to be delivered hereunder, including, without limitation, (A) all due diligence, syndication (including printing, distribution and bank meetings), transportation, computer, duplication, appraisal, consultant, and audit expenses and (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto (including local counsel) and with respect to advising the Administrative Agent as to its rights and responsibilities under this Agreement. The Borrower further agrees to pay on demand all costs and expenses of the Administrative Agent and the Lender Parties, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Notes and the other documents to be delivered hereunder, including, without limitation, reasonable fees and expenses of counsel for the Administrative Agent and each Lender Party in connection with the enforcement of rights under this Section 9.04(a).

          (b) Paxar agrees to indemnify and hold harmless the Administrative Agent and each Lender Party and each of their Affiliates and their officers, directors, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without


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limitation,  in connection with any  investigation,  litigation or proceeding or preparation of a defense in connection therewith) (i) the Notes, this Agreement, the other Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances or (ii) the actual or alleged presence of Hazardous Materials on any property of Paxar or any of its Subsidiaries or any Environmental Action relating in any way to Paxar or any of its Subsidiaries, except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 9.04(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by Paxar, its directors, shareholders or creditors or an Indemnified Party or any other Person or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are
consummated.   Paxar  also   agrees  not  to  assert  any  claim   against   the
Administrative Agent, any Lender Party, any of their Affiliates, or any of their respective directors, officers, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the Notes, this Agreement, any of the other Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Advances.

          (c) If any payment of principal of, or Conversion of, any Eurocurrency Rate Advance or LIBO Rate Advance is made by a Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, or if any payment of principal of any Swing Line Advance (other than a Swing Line Advance that is a Prime Rate Advance) is made by Paxar to or for the account of the Swing Line Bank other than on the day on which Paxar and the Swing Line Bank had agreed such Swing Line Advance would be payable, as a result of a payment or Conversion pursuant to Section 2.09(d) or (e), 2.11 or 2.13, acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, such Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

          (d) Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in Sections 2.12, 2.15 and 9.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the Notes.

          SECTION 9.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at


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any time owing by such Lender  Party or such  Affiliate  to or for the credit or the account of a Borrower against any and all of the obligations of the Borrowers now or hereafter existing under this Agreement and the Notes held by such Lender Party, whether or not such Lender Party shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the relevant Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its Affiliates may have.

          SECTION 9.06. Binding Effect. This Agreement shall become effective as provided in Section 3.01 and thereafter shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each Lender Party and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender Parties.

          SECTION 9.07. Assignments, Designations and Participations. (a) Each Lender (other than the Designated Bidders) may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances (other than Competitive Bid Advances) owing to it and the Note or Notes (other than any Competitive Bid Note) held by it); provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any right to make Competitive Bid Advances, Competitive Bid Advances owing to it and Competitive Bid Notes),
(ii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Lender or an assignment of all of a Lender's rights and obligations under this Agreement, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its consent and recording in the Register, an Assignment and Acceptance, together with any Note subject to such assignment and a processing and recordation fee of $3,500. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Notwithstanding the foregoing, (I) the Administrative Agent shall not be obligated to consent to an assignment hereunder until it is satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assignment to such assignee Lender and (II) an assignment will only be effective after performance by the Administrative Agent of all "know your customer" or


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other checks relating to any person that it is required to carry out in relation to such assignment to an assignee Lender, the completion of which the Administrative Agent shall promptly notify to the assigning Lender and the assignee Lender.

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other instrument or document furnished pursuant hereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any other Loan Party or the performance or observance by the Borrowers or any other Loan Party of any of their respective obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 or Section 5.01(o) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

          (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to Paxar. Within five Business Days after its receipt of such notice, the Borrowers, at Paxar's own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or A-2 hereto, as the case may be.

          (d) Each Lender (other than the Designated Bidders) may designate one or more banks or other entities to have a right to make Competitive Bid Advances as a Lender pursuant to Section 2.03; provided, however, that (i) no such Lender


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shall be entitled to make more than one such designation,  (ii) each such Lender making one or more of such designations shall retain the right to make Competitive Bid Advances as a Lender pursuant to Section 2.03, (iii) each such designation shall be to a Designated Bidder and (iv) the parties to each such designation shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, a Designation Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Designation Agreement, the designee thereunder shall be a party hereto with a right to make Competitive Bid Advances as a Lender pursuant to Section 2.03 and the obligations related thereto.

          (e) By executing and delivering a Designation Agreement, the Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other instrument or document furnished pursuant hereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto;
(ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any other Loan Party or the performance or observance by the Borrowers or any other Loan Party of any of their respective obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Designation Agreement; (iv) such designee will, independently and without reliance upon the Administrative Agent, such designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Bidder; (vi) such designee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

          (f) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Bidder, the Administrative Agent shall, if such Designation Agreement has been completed and is substantially in the form of Exhibit D hereto, (i) accept such Designation Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to Paxar.

          (g) The Administrative Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Acceptance and each Designation Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lender Parties and, with respect to Lender Parties other than Designated Bidders, the Commitment of, and principal amount of the Advances owing to, each Lender Party from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes,


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absent  manifest  error,  and each Borrower,  the  Administrative  Agent and the
Lender Parties may treat each Person whose name is recorded in the Register as a Lender Party hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender Party at any reasonable time and from time to time upon reasonable prior notice.

          (h) The Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under the undrawn portion of its Letter of Credit
Commitment at any time; provided, however, that (i) except in the case of an assignment to a Person that immediately prior to such assignment was an Issuing Bank or an assignment of all of an Issuing Bank's rights and obligations under this Agreement, the amount of the Letter of Credit Commitment of the assigning Issuing Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the undrawn portion of the Letter of Credit Commitment at such time, (ii) each such assignment shall be to an Eligible Assignee and
(iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500.

          (i) Each Lender Party may sell participations to one or more banks or other entities (other than Paxar or any of its Affiliates) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender Party's obligations under this Agreement (including, without limitation, its Commitments to the Borrower hereunder) shall remain unchanged, (ii) such Lender Party shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender Party shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrowers, the Administrative Agent and the other Lender Parties shall continue to deal solely and directly with such Lender Party in connection with such Lender Party's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note or any other Loan Document, or any consent to any departure by the Borrowers therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

          (j)  Any  Lender  Party  may,  in  connection   with  any  assignment,
designation or participation or proposed assignment, designation or participation pursuant to this Section 9.07, disclose to the assignee, designee or participant or proposed assignee, designee or participant, any information relating to the Borrowers or any other Loan Party furnished to such Lender Party by or on behalf of the Borrowers; provided that, prior to any such disclosure, the assignee, designee or participant or proposed assignee, designee or participant shall agree to preserve the confidentiality of any Confidential Information relating to the Borrowers received by it from such Lender.

          (k) Notwithstanding any other provision set forth in this Agreement, any Lender Party may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          SECTION 9.08. Confidentiality. Neither the Administrative Agent nor any Lender Party shall disclose any Confidential Information to any other Person without the consent of Paxar, other than (a) to the Administrative Agent's or such Lender Party's Affiliates and their officers, directors, employees, agents and advisors and, as contemplated by Section 9.07(j), to actual or prospective assignees and participants, and then only on a confidential basis, (b) as required by any law, rule or regulation or judicial process, (c) to any rating agency when required by it, provided that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Confidential Information relating to any Borrower received by it from such Lender, (d) as requested or required by any state, federal or foreign authority or examiner regulating banks or banking, (e) to any other Lender Party and (f) in connection with the exercise of any remedies by such Lender Party as set forth in the Loan Documents.

          SECTION 9.09. No Liability of the Issuing Bank. Each Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith; (b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the relevant Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to such Borrower, to the extent of any direct, but not consequential, damages suffered by such Borrower that such Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit issued on account of such Borrower comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit issued on account of such Borrower after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

          SECTION 9.10. Governing Law. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

          SECTION 9.11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 9.12. Judgment. (a) Rate of Exchange. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder (including, without limitation, under Article VIII) or under any Note or Notes in another currency into US Dollars or into a Primary Currency, as the case may be, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, a Lender Party could purchase such other currency with US Dollars or with a Primary Currency, as the case may be, in New York City, New York at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

          (b) Indemnity. The obligation of each Borrower in respect of any sum due from it to the Administrative Agent or any Lender Party hereunder or under any Note or Notes shall, notwithstanding any judgment in a currency other than US Dollars or a Primary Currency, as the case may be, be discharged only to the extent that on the Business Day next succeeding receipt by the Administrative Agent or such Lender Party of any sum adjudged to be so due in such other currency, the Administrative Agent or such Lender Party may, in accordance with normal banking procedures, purchase US Dollars or such Primary Currency, as the case may be, with such other currency. If the US Dollars or such Primary Currency so purchased are less than the sum originally due to the Administrative Agent or such Lender Party in US Dollars or in such Primary Currency, each Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender Party against such loss, and if the US Dollars or such Primary Currency so purchased exceed the sum originally due to the Administrative Agent or any Lender Party in US Dollars or in such Primary Currency, as the case may be, the Administrative Agent or such Lender Party agrees to remit to such Borrower such excess.

          SECTION 9.13. Jurisdiction, Etc. (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the Notes or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Borrower further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to such Borrower at its address specified pursuant to Section 9.02 or in the Credit Agreement Supplement. Each Borrower (other than Paxar) hereby further agrees that service of process in any such action or proceeding brought in any such New York state court or in any such federal court may be made upon Paxar at its address specified in Section 9.02, and each Borrower (other than Paxar) hereby irrevocably appoints Paxar as its authorized agent to accept such service of process, and hereby irrevocably agrees that the failure of Paxar to give any notice of such service to such Borrower shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or the Notes in the courts of any jurisdiction.

          (b) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the Notes or the other Loan Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) To the extent that any Borrower has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the Notes and the other Loan Documents.

          SECTION 9.14. Know Your Customer Rules. If the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement; any change in the status of a Loan Party after the date of this Agreement; or a proposed assignment or transfer by a Lender of any of its rights and/or obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer, obliges the Administrative Agent or any Lender (or, in the case of Section 9.07 above, any prospective new Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, each Loan Party shall promptly upon the request of the Administrative Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself or on behalf of any Lender) or any Lender (for itself or on behalf of any prospective new Lender) or in order for the Administrative Agent, such Lender or any prospective new Lender to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Loan Documents.

          Each Lender shall promptly upon the request of the Administrative Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Administrative Agent (for itself) in order for the Administrative Agent to carry out and be satisfied it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the Loan Documents.

          SECTION 9.15. Patriot Act Notice. Each Lender Party and each Agent (for itself and not on behalf of any Lender Party) hereby notifies the Loan Parties that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender Party or such Agent, as applicable, to identify such Loan Party in accordance with the Patriot Act. Each Borrower shall, and shall cause each of its Subsidiaries to, provide to the extent commercially reasonable, such information and take such actions as are reasonably requested by any Agents or any Lender Party in order to assist the Agents and the Lender Parties in maintaining compliance with the Patriot Act.

          SECTION 9.16. Waiver of Jury Trial. Each of the Borrowers, the Administrative Agent and the Lender Parties hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the Notes or the other Loan Documents or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.



                [Balance of this page left intentionally blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       PAXAR CORPORATION


                                       By /s/ John P. Jordan
                                          --------------------------------------
                                              John P. Jordan
                                          Title: V.P. & Treasurer
                                                --------------------------------


                                       PAXAR B.V.


                                       By /s/ John P. Jordan
                                          --------------------------------------
                                              John P. Jordan
                                          Title: V.P. & Treasurer
                                                 -------------------------------


                                       PAXAR ITALIA SRL


                                       By /s/ John P. Jordan
                                          --------------------------------------
                                             John P. Jordan
                                          Title: V.P. & Treasurer
                                                 -------------------------------


                                       PAXAR FAR EAST LIMITED


                                       By /s/ John P. Jordan
                                          --------------------------------------
                                              John P. Jordan
                                          Title: V.P. & Treasurer
                                                --------------------------------


                                       ABN AMRO BANK N.V.,
                                       as Administrative Agent


                                       By /s/ Eric Oppenheimer
                                          --------------------------------------
                                              Eric Oppenheimer
                                          Title: Director
                                          --------------------------------------

                                       By /s/ Ruth E. Molina
                                          --------------------------------------
                                              Ruth E. Molina
                                          Title: Associate
                                                --------------------------------

                                       ABN AMRO BANK N.V.,
                                       as Initial Issuing Bank


                                       By /s/ Eric Oppenheimer
                                          --------------------------------------
                                              Eric Oppenheimer
                                          Title: Director
                                                --------------------------------

                                       By /s/ Ruth E. Molina
                                          --------------------------------------
                                              Ruth E. Molina
                                          Title: Associate
                                                --------------------------------


                                       ABN AMRO BANK N.V.,
                                       as Initial Lender


                                       By /s/ Eric Oppenheimer
                                          --------------------------------------
                                              Eric Oppenheimer
                                          Title: Director
                                                --------------------------------

                                       By /s/ Ruth E. Molina
                                          --------------------------------------
                                              Ruth E. Molina
                                          Title: Associate
                                                --------------------------------


                                       BANK OF AMERICA, N.A.,
                                       as Initial Lender


                                       By /s/ Richard Williams
                                          --------------------------------------
                                              Richard Williams
                                          Title:Credit Products Officer
                                                --------------------------------


                                       HSBC BANK USA, NATIONAL ASSOCIATION,
                                       as Initial Lender


                                       By /s/ Patricia Tostanoski
                                          --------------------------------------
                                              Patricia Tostanoski
                                          Title: Vice President
                                                --------------------------------

                                       SUNTRUST BANK,
                                       as Initial Lender


                                       By /s/ Heidi M. Khambatta
                                          --------------------------------------
                                              Heidi M. Khambatta
                                          Title: Director
                                                 -------------------------------


                                       THE BANK OF NEW YORK,
                                       as Initial Lender


                                       By /s/ Michael M. Dwyer
                                          --------------------------------------
                                              Michael M. Dwyer
                                          Title: Vice President
                                                --------------------------------


                                       CITIBANK, N.A.,
                                       as Initial Lender


                                       By /s/ William McAndrew
                                          --------------------------------------
                                              William McAndrew
                                          Title: Vice President
                                                --------------------------------


                                       JPMORGAN CHASE BANK, N.A.,
                                       as Initial Lender


                                       By /s/ Florence Reap
                                          --------------------------------------
                                              Florence Reap
                                          Title: Vice President
                                          --------------------------------------


                                       WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                       Initial Lender


                                       By /s/ Steve Forbes
                                          --------------------------------------
                                              Steve Forbes
                                          Title: Vice President

                                       ABM AMRO BANK N.V., Milan
                                       as PI Lender


                                       By /s/ Eric Oppenheimer
                                          --------------------------------------
                                              Eric Oppenheimer
                                          Title: Director
                                                --------------------------------

                                       By /s/ Ruth E. Molina
                                          --------------------------------------
                                              Ruth E. Molina

                                                                      SCHEDULE I



                            LENDER PARTY INFORMATION



ABN AMRO Bank N.V.
Domestic Lending Office:
------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

Eurocurrency Lending Office:
----------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------




Bank of America N.A.
Domestic Lending Office:
------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

Eurocurrency Lending Office:
----------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

                                                                      Schedule I
                                       1

HSBC Bank USA, National Association
Domestic Lending Office:
------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

Eurocurrency Lending Office:
----------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------




SunTrust Bank
Domestic Lending Office:
------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

Eurocurrency Lending Office:
----------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

                                                                      Schedule I
                                       2

The Bank of New York
Domestic Lending Office:
------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

Eurocurrency Lending Office:
----------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------




Citibank, N.A.
Domestic Lending Office:
------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

Eurocurrency Lending Office:
----------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------


                                                                      Schedule I
                                       3

JPMorgan Chase Bank, N.A.
-------------------------
Domestic Lending Office:
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

Eurocurrency Lending Office:
----------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------




Wachovia Bank, National Association
Domestic Lending Office:
------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------

Eurocurrency Lending Office:
----------------------------
[Address]

Attention:
          ---------------------
Telephone:
          ---------------------
Telecopier:
           --------------------
Account No.:
            -------------------



                                                                      Schedule I
                                       4

                                                                     SCHEDULE II


                                   COMMITMENTS

----------------------------------------------------------- --------------------
                                                                Revolving
                           Lender                           Credit A Commitment
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
ABN AMRO BANK, N.V.
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
BANK OF AMERICA, N.A.
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
HSBC BANK USA, NATIONAL ASSOCIATION
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
SUNTRUST BANK
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
THE BANK OF NEW YORK
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
CITIBANK, N.A.
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
JPMORGAN CHASE BANK, N.A.
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
WACHOVIA BANK, NATIONAL ASSOCIATION
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
                                                     TOTAL
----------------------------------------------------------- --------------------


----------------------------------------------------------- --------------------
                                                                Revolving
                           Lender                           Credit B Commitment
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
ABN AMRO BANK, N.V.
----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------

----------------------------------------------------------- --------------------
----------------------------------------------------------- --------------------
                                                     TOTAL
----------------------------------------------------------- --------------------


                                                                     Schedule II
                                       1

                                                                SCHEDULE 2.01(c)


                           Existing Letters of Credit



      Beneficiary                LC Number         Amount       Maturity Date
---------------------------- ---------------- -------------- -------------------

Chair Workers' Comp.         T00000001091810    $872,000.00  January 20, 2006
Liberty Mutual Insurance     T00000001280773    $227,700.00  July 1, 2006
Eastridge Properties         T00000001312958    $182,766.38  March 1, 2006
Zurich American Insurance    T00000001389709    $550,000.00  January 1, 2006
Zurich American Insurance    T000000064125134   $260,000.00  January 1, 2006

                                       Total: $2,092,466.38



                                                                Schedule 2.01(c)
                                       1

                                                                   SCHEDULE 2.08


                              ADDITIONAL COST RATE

1. The mandatory cost ("Mandatory Cost") is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.

2. On the first day of each Interest Period (or as soon as possible thereafter) the Administrative Agent shall calculate, as a percentage rate, a rate (the "Additional Cost Rate") for each Lender, in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Administrative Agent as a weighted average of the Lenders' Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Advance) and will be expressed as a percentage rate per annum.

3. The Additional Cost Rate for any Lender lending from an Applicable Lending Office in a Participating Member State will be the percentage notified by that Lender to the Administrative Agent. This percentage will be certified by that Lender in its notice to the Administrative Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender's participation in all Advances made from that Applicable Lending Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Applicable Lending Office.

4. The Additional Cost Rate for any Lender lending from an Applicable Lending Office in the United Kingdom will be calculated by the Administrative Agent as follows:

          E x 0.001
          ---------  per cent. per annum
             300

Where:

     E is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Administrative Agent as being the most recent rate of charge of the Reference Office pursuant to paragraph 6 below and expressed in pounds per (pound)1,000,000.

5.   For the purposes of this Schedule:

     (a) "Eligible Liabilities" and "Special Deposits" have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

     (b) "Fees Rules" means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;


                                                                   Schedule 2.08
                                       1

     (c) "Fee Tariffs" means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring the minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate);

     (d)  "Reference   Office"  means  the   principal   London  office  of  the
          Administrative Agent.

     (e) "Tariff Base" has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.

6. The rate of charge (the "Rate of Charge") payable by the Reference Office shall be the rate of charge payable by the Reference Office to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by the Reference Office as being the average of the Fee Tariffs applicable to the Reference Office for that financial year) and expressed in pounds per (pound)1,000,000 of the Tariff Base of the Reference Office

7. Each Lender shall supply any information required by the Administrative Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:

     (a)  the jurisdiction of its Applicable Lending Office; and

     (b) any other information the Administrative Agent may reasonably require for such purpose.

     Each Lender shall promptly notify the Administrative Agent of any change to the information provided by it pursuant to this paragraph.


                                                                   Schedule 2.08
                                       2

                                SCHEDULE 4.01(c)







                                                                Schedule 4.01(c)
                                       1

                                SCHEDULE 4.01(f)







                                                                Schedule 4.01(f)
                                       1

                                SCHEDULE 4.01(i)







                                                                Schedule 4.01(i)
                                       1

                                SCHEDULE 5.02(g)







                                                                Schedule 5.02(g)
                                       1

                                                           EXHIBIT A-1 - FORM OF
                                                                REVOLVING CREDIT

                                                                 PROMISSORY NOTE


U.S. _______________                           Dated:  November __, 2005


          FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], a _________________________ corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below) the aggregate principal amount of the Revolving Credit Advances (as defined below) owing to the Lender by the Borrower pursuant to the Credit Agreement dated as of November __, 2005 among the Borrower, [Paxar Corporation,] the other Borrowers party thereto, the Lender and certain other lenders party thereto, and ABN AMRO Bank N.V., as Administrative Agent for the Lender and such other lenders (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein defined) on the Termination Date.

          The Borrower promises to pay the Lender interest on the unpaid principal amount of each Revolving Credit Advance from the date of such Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America or in the Primary Currency, as appropriate, to ABN AMRO Bank N.V., as Administrative Agent, at the office of the Administrative Agent as the Administrative Agent shall notify the Borrower, in same day funds. Each Revolving Credit Advance owing to the Lender by the Borrower pursuant to the Credit Agreement, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Promissory Note.

          This Promissory Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of advances (the "Revolving Credit Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Revolving Credit Advance being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The obligations of the Borrower under this Promissory Note and the Credit Agreement, and the obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.

          The Borrower hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.


                                                                     EXHIBIT A-1
                                       1

          This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   [NAME OF BORROWER]


                                   By
                                     -------------------------------------------
                                       Title:


                                                                     EXHIBIT A-1
                                       2

                       ADVANCES AND PAYMENTS OF PRINCIPAL

------------ ----------- ----------------------- ---------------- ---------
             Amount of    Amount of Principal    Unpaid Principal  Notation
    Date      Advance       Paid or Prepaid           Balance      Made By
------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------

------------ ----------- ----------------------- ---------------- ---------


                                                                     EXHIBIT A-1
                                       3

                                                           EXHIBIT A-2 - FORM OF
                                                                 COMPETITIVE BID
                                                                 PROMISSORY NOTE


U.S. _______________                         Dated:  _______________, 200_


          FOR VALUE RECEIVED, the undersigned, PAXAR CORPORATION, a New York corporation ("Paxar"), HEREBY PROMISES TO PAY to ----- the order of _________________________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Credit Agreement dated as of November __, 2005 among Paxar, the other Borrowers party thereto, the Lender and certain other lenders party thereto, and ABN AMRO Bank N.V., as Administrative Agent for the Lender and such other lenders (as amended or modified from time to time, the "Credit Agreement"; the terms defined therein being used herein as therein
defined)),   on   _______________,   200_,   the   principal   amount   of  U.S.
_______________.

          Paxar promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the interest rate and payable on the interest payment date or dates provided below:

     Interest Rate: _____% per annum (calculated on the basis of a year of _____ days for the actual number of days elapsed).

     Interest Payment Date: _____ and _____.

          Both principal and interest are payable in lawful money of the United States of America to ABN AMRO Bank N.V. for the account of the Lender at the office of ABN AMRO Bank N.V., at _________________________ in same day funds.

          This Promissory Note is one of the Competitive Bid Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events. The obligations of Paxar under this Promissory Note and the Credit Agreement are secured by collateral as provided therein.

          Paxar hereby waives presentment, demand, protest and notice of any kind. No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.


                                                                     EXHIBIT A-2
                                       1

          This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                     PAXAR CORPORATION


                                     By
                                       -----------------------------------------
                                         Title:
                                               ---------------------------------



                                                                     EXHIBIT A-2
                                       2

                                                           EXHIBIT B-1 - FORM OF
                                                             NOTICE OF BORROWING


ABN AMRO Bank N.V., as Administrative Agent
  for the Lenders parties
  to the Credit Agreement
  referred to below
  -------------------------

  -------------------------                           [Date]

          Attention:  _______________

Ladies and Gentlemen:

          The undersigned, [Name of Borrower], refers to the Credit Agreement, dated as of November __, 2005 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among [Paxar Corporation], the undersigned, the other Borrowers party thereto, certain Lenders party thereto and ABN AMRO Bank N.V., as Administrative Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to
Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit Agreement:

          (i) The  Business Day of the  Proposed  Borrowing is  _______________,
     200_.

          (ii) The Facility under which the Proposed Borrowing is requested is the ________ Facility.

          (iii) The Type of Advances comprising the Proposed Borrowing is [Prime Rate Advances] [Eurocurrency Rate Advances].

          (iv)   The   aggregate   amount   of   the   Proposed   Borrowing   is
     _______________.

          [(v)  The  initial   Interest  Period  [and  the  currency]  for  each
     Eurocurrency Rate Advance made as part of the Proposed Borrowing is _____ month[s] and [Primary Currency].]

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Revolving Credit Borrowing:

          (A) the representations and warranties contained in each Loan Document are correct, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Proposed Borrowing, in which case as of such specific date); and


                                                                     EXHIBIT B-1
                                       1

          (B) no event has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom, that constitutes a Default, and

          (C) no event has occurred and no circumstance exists as a result of which the information concerning Paxar that has been provided to the Administrative Agent and each Lender by Paxar in connection herewith would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                                         Very truly yours,

                                         [NAME OF BORROWER]


                                         By
                                           -------------------------------------
                                             Title:
                                                   -----------------------------




                                                                     EXHIBIT B-1
                                       2

                                                 EXHIBIT B-2 - FORM OF NOTICE OF
                                                       COMPETITIVE BID BORROWING


ABN AMRO Bank N.V., as Administrative Agent
  for the Lenders parties
  to the Credit Agreement
  referred to below
  --------------------
  --------------------                   [Date]

          Attention:  _______________

Ladies and Gentlemen:

          The undersigned, Paxar Corporation, refers to the Credit Agreement, dated as of November __, 2005 (as amended or modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the undersigned, the other Borrowers party thereto, certain Lenders party thereto and ABN AMRO Bank N.V., as Administrative Agent for said Lenders, and hereby gives you notice, irrevocably, pursuant to Section 2.03 of the Credit Agreement that the undersigned hereby requests a Competitive Bid Borrowing under the Credit Agreement, and in that connection sets forth the terms on which such Competitive Bid Borrowing (the "Proposed Competitive Bid Borrowing") is requested to be made:

(A)      Date of Competitive Bid Borrowing  ________________________
(B)      Amount of Competitive Bid Borrowing      __________________
(C)      [Maturity Date] [Interest Period]  ________________________
(D)      Interest Rate Basis                ________________________
(E)      Interest Payment Date(s)           ________________________
(F)      ___________________                ________________________
(G)      ___________________                ________________________
(H)      ___________________                ________________________

          The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Competitive Bid Borrowing:

          (a)  the  representations  and  warranties   contained  in  each  Loan
     Document are correct, before and after giving effect to the Proposed Competitive Bid Borrowing and to the application of the proceeds therefrom, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the date of such Proposed Competitive Bid Borrowing, in which case as of such specific date);

          (b) no event has occurred and is continuing, or would result from the Proposed Competitive Bid Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

                                                                     EXHIBIT B-2
                                       1

          (c) no event has occurred and no circumstance exists as a result of which the information concerning the undersigned that has been provided to the Administrative Agent and each Lender by the undersigned in connection with the Credit Agreement would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading; and

          (d) the aggregate amount of the Proposed Competitive Bid Borrowing and all Revolving Credit Borrowings and Swing Line Borrowings to be made on the same day under the Credit Agreement is within the aggregate amount of the Unused Revolving Credit Commitments of the Lenders.

          The undersigned hereby confirms that the Proposed Competitive Bid Borrowing is to be made available to it in accordance with Section 2.03(a)(v) of the Credit Agreement.

                                Very truly yours,

                                PAXAR CORPORATION


                                By
                                  ----------------------------------------------
                                    Title:
                                          --------------------------------------


                                                                     EXHIBIT B-2
                                       2

                                                             EXHIBIT C - FORM OF
                                                       ASSIGNMENT AND ACCEPTANCE


          Reference is made to the Credit Agreement dated as of November __, 2005 (as amended or modified from time to time, the "Credit Agreement") among Paxar Corporation, a New York corporation ("Paxar"), the other Borrowers (as defined in the Credit Agreement) party thereto, the Lenders (as defined in the Credit Agreement) and ABN AMRO Bank N.V., as administrative agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

          The "Assignor" and the "Assignee" referred to on Schedule I hereto agree as follows:

          1. The Assignor hereby sells and assigns to the Assignee without recourse, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement as of the date hereof (other than in respect of Competitive Bid Advances and Competitive Bid Notes) equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement (other than in respect of Competitive Bid Advances and Competitive Bid Notes). After giving effect to such sale and assignment, the Assignee's Commitments and the amount of the Advances owing to the Assignee will be as set forth on Schedule 1 hereto.

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or any other instrument or document provided pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Loan Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.01 or delivered pursuant to Section 5.01(o) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent,


                                                                       EXHIBIT C
                                       1
the Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (vi) attaches any U.S. Internal Revenue Service forms required under
Section 2.15 of the Credit Agreement.

          4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Acceptance (the "Effective Date") shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

          5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender Party thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights, except under Section 2.11, 2.15 and 9.04 of the Credit Agreement, and be released from its obligations under the Credit Agreement.

          6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

          7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

          8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

          IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.


                                                                       EXHIBIT C
                                        2

                                   Schedule 1
                                       to
                            Assignment and Acceptance

Percentage interest assigned:

     %
-----

Assignee's Commitment:

----------

Aggregate outstanding principal amount of Revolving Credit Advances assigned:

----------

Principal amount of Revolving Credit Note payable to Assignee:

----------

Principal amount of Revolving Credit Note payable to Assignor:

----------

Effective Date*:  _______________, 200_


                         [NAME OF ASSIGNOR], as Assignor


                          By
                            ----------------------------------------------------
                              Title:


                          Dated: _______________, 200_


                         [NAME OF ASSIGNEE], as Assignee


                          By
                            ----------------------------------------------------
                              Title:


                          Dated: _______________, 200_


                            Domestic Lending Office:
                                    [Address]

------------------
* This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to the Administrative Agent.


                                                                       EXHIBIT C
                                        1

                          Eurocurrency Lending Office:
                                    [Address]


Accepted [and Approved]* this
__________ day of _______________, 200_

ABN AMRO BANK N.V., as Administrative Agent

By
    ----------------------------------------
    Title:

[Approved this __________ day
of _______________, 200_]**

PAXAR CORPORATION

By
    ----------------------------------------
    Title:




------------------
*    Required if the Assignee is an Eligible Assignee solely by reason of clause
     (viii) of the definition of "Eligible Assignee".

** Required if the Assignee is an Eligible Assignee solely by reason of clause (viii) of the definition of "Eligible Assignee".


                                                                       EXHIBIT C
                                        2

                                                             EXHIBIT D - FORM OF
                                                           DESIGNATION AGREEMENT

                           Dated _______________, 200_

          Reference is made to the Credit Agreement dated as of November __, 2005 (as amended or modified from time to time, the "Credit Agreement") among Paxar Corporation, a New York corporation ("Paxar"), the other Borrowers (as defined in the Credit Agreement) party thereto, the Lenders (as defined in the Credit Agreement) and ABN AMRO Bank N.V., as agent for the Lenders (the "Administrative Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

          _______________________  (the "Designor") and  _______________________
(the "Designee") agree as follows: -------- --------

          1. The Designor hereby designates the Designee, and the Designee hereby accepts such designation, to have a right to make Competitive Bid Advances pursuant to Section 2.03 of the Credit Agreement.

          2. The Designor makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Documents or any other instrument or document provided pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, the Loan Documents or any other instrument or document furnished pursuant thereto and (ii) the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

          3. The Designee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in
Section 4.01 or delivered pursuant to Section 5.01(o) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Designation Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Designor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a Designated Bidder; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Designated Bidder.

          4. Following the execution of this Designation Agreement by the Designor and its Designee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Designation Agreement (the "Effective Date") shall be the date of


                                                                       EXHIBIT D
                                       1
acceptance hereof by the Administrative Agent, unless otherwise specified on the signature page hereto.

          5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, the Designee shall be a party to the Credit Agreement with a right to make Competitive Bid Advances as a Designated Bidder pursuant to
Section 2.03 of the Credit Agreement and the rights and obligations of a Lender related thereto.

          6. This Designation Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          7. This Designation Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Designation Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Designation Agreement.

          IN WITNESS WHEREOF, the Designor and the Designee have caused this Designation Agreement to be executed by their officers thereunto duly authorized as of the date first above written.

Effective Date*:      _______________, 200__


                                     [NAME OF DESIGNOR],
                                          as Designor


                                     By
                                       -----------------------------------------
                                         Title:


                                     [NAME OF DESIGNEE],
                                          as Designee


                                     By
                                       -----------------------------------------
                                         Title:


                                     Applicable Lending Office
                                     (and address for notices):

                                              [Address]




------------------
* This date should be no earlier than five Business Days after the delivery of this Designation Agreement ot the Administrative Agent.


                                                                       EXHIBIT D
                                       2

Accepted this ____ day
of _______________, 200_

ABN AMRO BANK N.V., as Administrative Agent


By
    -------------------------------------------------
    Title:




                                                                       EXHIBIT D
                                        3

                                                     EXHIBIT E - FORM OF OPINION
                                                            OF COUNSEL FOR PAXAR




                                                   November ___, 2005


To the Lender Parties party to
     the Credit Agreement
     referred to below, and to
     ABN AMRO Bank N.V., as
     Administrative Agent


          Re:      Paxar Corporation Credit Agreement

Ladies and Gentlemen:

          As Vice President, General Counsel & Secretary of Paxar Corporation ("Paxar"), I have been requested to render this opinion to you pursuant to
Section 3.01(g)(v) of the Credit Agreement, dated as of November ___, 2005 (the "Credit Agreement") among the Company, certain subsidiaries thereof, the Lender Parties thereto, ABN AMRO Bank N.V. ("ABN"), as Initial Issuing Bank, ABN as the Swing Line Bank, SunTrust Bank and The Bank of New York, as Co-Syndication Agents, HSBC Bank USA, National Association, as Documentation Agent, and ABN as Administrative Agent for said Lender Parties. I have acted as Vice President, Secretary and General Counsel of the Company since 1997. Capitalized terms used herein without definition shall leave the same meaning as in the Credit Agreement.

          In rendering this opinion, I have reviewed originals or copies of the Loan Documents and have made such legal and factual examinations and inquiries, including an examination of originals or copies identified to my satisfaction as true copies, of such corporate records, agreements, instruments and other documents as I have deemed necessary or appropriate for the purpose of this opinion.

          I am admitted to practice in the states of New York and _______________ and express no opinion on the laws of any other jurisdiction or on any matters governed by such laws, except for the federal law of the United States of America and the General Corporation Law of the State of Delaware.

          For purposes of this opinion, I have assumed:

               (i)  the genuineness of all signatures,

               (ii) the authenticity of the originals of the documents submitted to me,


                                                                       EXHIBIT E
                                       1

               (iii) the  conformity  to authentic  originals  of any  documents submitted to me as copies,

               (iv) that:

                    (a) each Non-US  Borrower is a corporation  duly  organized,
          validly   existing  and  in  good  standing  in  its  jurisdiction  of organization,

                    (b) each Non-US Borrower has full power to execute, deliver and perform, and has duly executed and delivered the Loan Documents to which it is a party,

                    (c) the execution, delivery and performance by each Non-US Borrower of the Loan Documents to which it is a party, and the consummation of the transactions contemplated thereby have been duly authorized by all necessary action and do not (I) contravene its charter or by-laws or other organizational documents (II) violate any applicable law (other than the laws of the State of New York and federal laws of the United States of America), order, writ, judgment, injunction, decree, determination or award or (III) conflict with or result in the breach of or constitute a default under any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting it,

                    (d) except with respect to the laws of the State of New York and federal laws of the United States of America, no authorization or approval or other action by, and no notice to or filing with any governmental authority or regulatory body or any other third party is required for (I) the due execution, delivery and performance by each Non-US Borrower of the Loan Documents to which it is a party or for the consummation of the transactions contemplated thereby or (II) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents.

          Based  upon  and  subject  to  the   foregoing   and  subject  to  the
qualifications, assumptions and limitations set forth herein, it is my opinion that:

          1. Each of Paxar and each Subsidiary Guarantor (each an "Opinion Party," and collectively, the "Opinion Parties") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed is not reasonably likely to have a material adverse effect on its business, condition (financial or otherwise), operations, performance, properties or prospects.

          2. The execution, delivery and performance by each Opinion Party of the each Loan Document to which it is a party, and the consummation of the transactions contemplated by the Credit Agreement and the other Loan Documents are within such Opinion Party's corporate powers, have been duly authorized by


                                                                       EXHIBIT E
                                       2
all necessary corporate action, and do not (a) contravene such Opinion Party's charter or bylaws, (b) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or any order, writ, judgment, injunction, decree, determination or award listed in the Certificate, (c) conflict with or result in the breach of, or constitute a default under, any agreement or instrument binding on it (d) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Opinion Party or any of its Subsidiaries.

          3. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, or any third party that is party to any of the agreements and instruments listed in the Certificate, is required for (a) the due execution, delivery, filing or performance by any Opinion Party of any Loan Document to which it is a party, or for the consummation of the transactions contemplated thereby, or (b) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(c) to the Credit Agreement, all of which have been duly obtained, taken, given or made and are in full force and effect.

          4. To the best of my knowledge, there is no action, suit, investigation, litigation or proceeding affecting any Loan Party pending or threatened before any court, governmental agency or arbitrator that (a) would be reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance, properties or prospects of such Loan Party or (b) purports to affect the legality, validity or enforceability of the Credit Agreement, any Note, any other Loan Document or the consummation of the transactions contemplated by the Credit Agreement.

          5. Each Opinion Party has duly executed and delivered each Loan Document to which it is a party. Each Loan Document is the legal, valid and binding obligation of each Loan Party thereto, enforceable against such Loan Party in accordance with its respective terms.

          The opinion in paragraph 5 above is subject to (a) the effect of applicable bankruptcy, insolvency, fraudulent transfer or other similar laws relating to creditor rights' generally and (b) limitations on the availability of equitable relief.


                                                                       EXHIBIT E
                                       3

          A copy of this opinion letter may be delivered by any of you to any Person that becomes a Lender Party in accordance with the provisions of the Credit Agreement. Any such Lender Party may rely on the opinions expressed above as if this opinion letter were addressed and delivered to such Lender Party on the date hereof. This opinion letter is rendered to you in connection with the transactions contemplated by the Loan Documents. This opinion letter may not be relied upon by you or any Lender Party for any other purpose, or relied upon by any other Person, without my prior written consent.

                                      Very truly yours,



                                      Robert S. Stone
                                      Vice President, General Counsel &
                                      Secretary


                                                                       EXHIBIT E
                                       4

                                                                     EXHIBIT F -
                                                             SUBSIDIARY GUARANTY


                               SUBSIDIARY GUARANTY

     GUARANTY dated November __, 2005 made by each of the Persons listed on the signature pages hereof (the "Initial Guarantors"); and the Additional Guarantors (as defined in Section 8(b)) (such Persons, together with the Initial Guarantors, being collectively referred as the "Guarantors") in favor of the Lender Parties as defined in the Credit Agreement referred to below.

     PRELIMINARY STATEMENT. The Lender Parties and ABN AMRO Bank N.V., as Administrative Agent for the Lender Parties, are parties to a Credit Agreement dated as of November __, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein are used herein as therein defined) with Paxar Corporation, a Delaware corporation ("Paxar"), and certain Subsidiaries of Paxar. Each of the Guarantors may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances and the issuance of Letters of Credit under the Credit Agreement that each of the Guarantors shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement from time to time, each of the Guarantors hereby agrees as follows:

     Section 1. Guaranty; Limitation of Liability. (a) Each of the Guarantors hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent or any Lender Party in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Administrative Agent or any Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Borrower.

     (b) Each of the Guarantors, and by its acceptance of this Guaranty, the Administrative Agent and each of the Lender Parties, hereby confirm that it is the intention of all such Persons that this Guaranty and the obligations of each of the Guarantors hereunder not constitute a fraudulent transfer or conveyance for purposes of the United States Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Act or any similar federal or state law or similar law in any applicable jurisdiction outside the United States covering the protection of creditors' rights or the relief of debtors to the extent applicable to this Guaranty and the obligations of each of the Guarantors hereunder. To effectuate the foregoing intention, each of the Guarantors, the Administrative Agent and each of the Lender Parties hereby irrevocably agree that the Guaranteed Obligations and all of the other liabilities of each of the Guarantors under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of such Guarantor that are relevant thereunder, and after giving effect to any collections from, any rights to receive contributions from, or any payments made by or on behalf of, any of the other Guarantors in respect of the obligations of such other Guarantor under this Guaranty, result in the Guaranteed Obligations and all of the other liabilities of each of the Guarantors under this Guaranty not constituting a fraudulent transfer of conveyance.

                                                                       EXHIBIT F

     Section 2. Guaranty Absolute. Each of the Guarantors guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender Party with respect thereto. The Obligations of each of the Guarantors under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against any of the Guarantors to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Loan Party or whether any Borrower or any other Loan Party is joined in any such action or actions. The liability of each of the Guarantors under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each of the Guarantors hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Paxar or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of Paxar or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of Paxar or any of its Subsidiaries;

                                                                       EXHIBIT F

     (f) any failure of any Lender Party to disclose to Paxar or any of the Guarantors any information relating to the financial condition, operations, properties or prospects of any Loan Party now or in the future known to any Lender Party (each of the Guarantors waiving any duty on the part of the Lender Parties to disclose such information); or

     (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any Lender Party that might otherwise constitute a defense available to, or a discharge of, any of the Borrowers, any of the Guarantors or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender Party or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

     Section 3. Waivers and Acknowledgments. (a) Each of the Guarantors hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any Lender Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrowers or any other Person or any Collateral.

     (b) Each of the Guarantors hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (c) Each of the Guarantors acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

     Section 4. Subrogation. Each of the Guarantors will not exercise any rights that it may now or hereafter acquire against any Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any Lender Party against any Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, and the Commitments shall have expired or terminated. If any amount shall be paid to any of the Guarantors in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the Lender Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to the Administrative Agent or any Lender Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Termination Date shall have occurred, the Administrative Agent and the Lender Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                                                                       EXHIBIT F

     Section 5. Payments Free and Clear of Taxes, Etc. (a) Any and all payments made by any Guarantor hereunder shall be made, in accordance with Section 2.15 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Administrative Agent or any Lender Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or such Lender Party (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, each of the Guarantors agrees to pay any present or future Other Taxes.

     (c) Each of the Guarantors will indemnify the Administrative Agent and each Lender Party for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent or such Lender Party (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Administrative Agent or such Lender Party (as the case may be) makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes by or on behalf of any of the Guarantors, such Guarantor will furnish to the Administrative Agent, at its address referred to in the Credit Agreement, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder by or on behalf of any Guarantor through an account or branch outside the United States or on behalf of any Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                                                                       EXHIBIT F

     (e) Upon the reasonable request in writing of any Guarantor, each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance or other agreement pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter upon the reasonable request in writing by any Guarantor (but only so long thereafter as such Lender Party remains lawfully able to do so), provide the Administrative Agent and such Guarantor with Internal Revenue Service Form W-8BEN or W 8BECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments under the Credit Agreement or the Notes. If the form provided by a Lender Party at the time such Lender Party first becomes a party to the Credit Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party assignee becomes a party to the Credit Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) and requested by any Guarantor pursuant to this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form W-8BEN or W 8BECI, that any Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to such Guarantor and shall not be obligated to include in such form or document such confidential information.

     (f) For any period with respect to which a Lender Party required to do so has failed to provide any Guarantor following such Guarantor's request therefor pursuant to subsection (e) above with the appropriate form described in subsection (e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, each of the Guarantors shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

     (g) Without prejudice to the survival of any other agreement of each of the Guarantors hereunder or under any other Loan Document, the agreements and obligations of each of the Guarantors contained in this Section 5 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

                                                                       EXHIBIT F

     Section 6. Representations and Warranties. Each of the Guarantors hereby represents and warrants to each of the Lender Parties as follows:

     (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

     (b) Such Guarantor has, independently and without reliance upon the Administrative Agent or any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

     (c) Such Guarantor is, individually and together with its Subsidiaries, Solvent.

     Section 7. Confirmation of Certain Provisions of the Credit Agreement. Each of the Guarantors hereby confirms and agrees that so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, or any Lender Party shall have any Commitment, such Guarantor will perform and observe all of the terms, covenants and agreements set forth in the Loan Documents to be performed or observed by such Guarantor or that Paxar has agreed to cause such Guarantor to perform or observe.

     Section 8. Amendments; Supplements, Etc. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any of the Guarantors therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lender Parties, (i) limit, reduce or terminate the liability of any of the Guarantors hereunder, (ii) postpone any date fixed for payment hereunder or (iii) change the number of Lender Parties required to take any action hereunder.

     (b) Upon the execution and delivery by any Person of a supplement to this Guaranty pursuant to Section 5.01(m) of the Credit Agreement, in substantially the form of Exhibit A attached hereto (each a "Guaranty Supplement"), such Person shall be referred to as an "Additional Guarantor" and shall be and become a Guarantor, and each reference in this Guaranty to a "Guarantor" shall also mean and be a reference to such Additional Guarantor and each reference in any other Loan Document to a "Guarantor" or a "Loan Party" shall also mean and be a reference to such Additional Guarantor.

     Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered to it, if to any Initial Guarantor, addressed to it at its address set forth below its name on the signature pages hereto, if to any Additional Guarantor, at its address set forth below its name on the signature page to the Guaranty Supplement executed and delivered by it, if to the Administrative Agent or any Lender Party, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed or telecopied, be effective when deposited in the mails or transmitted by telecopier, respectively.

                                                                       EXHIBIT F

     Section 10. No Waiver; Remedies. No failure on the part of the Administrative Agent or any other Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 11. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of said Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

     Section 12. Indemnification. Without limitation on any other Obligations of any Guarantor or remedies of the Lender Parties under this Guaranty, each of the Guarantors shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Lender Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursements of such Lender Party's legal counsel) suffered or incurred by such Lender Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Borrower enforceable against such Borrower in accordance with their terms.

     Section 13. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, (b) be binding upon each of the Guarantors, their successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the Lender Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as and to the extent provided in Section 9.07 of the Credit Agreement.

                                                                       EXHIBIT F

     Section 14. Judgment. (a) Rate of Exchange. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder, under the Credit Agreement or under any Note or Notes in another currency into US Dollars or into a Primary Currency, as the case may be, each of the Guarantors agrees, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, a Lender Party could purchase such other currency with US Dollars or with a Primary Currency, as the case may be, in New York City, New York at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

     (b) Indemnity. The obligation of each of the Guarantors in respect of any sum due from it to the Administrative Agent or any Lender Party hereunder, under the Credit Agreement or under any Note or Notes shall, notwithstanding any judgment in a currency other than US Dollars or a Primary Currency, as the case may be, be discharged only to the extent that on the Business Day next succeeding receipt by the Administrative Agent or such Lender Party of any sum adjudged to be so due in such other currency, the Administrative Agent or such Lender Party may, in accordance with normal banking procedures, purchase US Dollars or such Primary Currency, as the case may be, with such other currency. If the US Dollars or such Primary Currency so purchased are less than the sum originally due to such Administrative Agent or such Lender Party in US Dollars or in such Primary Currency, each of the Guarantors agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender Party against such loss, and if the US Dollars or such Primary Currency so purchased exceed the sum originally due to the Administrative Agent or any Lender Party in US Dollars or in such Primary Currency, as the case may be, the Administrative Agent or such Lender Party agrees to remit to such Guarantor such excess.

     Section 15. Jurisdiction, Etc. (a) Each of the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents, or for recognition or enforcement of any judgment, and each of the Guarantors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the Guarantors further irrevocably consents to the service or process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to such Guarantor at its address set forth below its name on the signature pages hereto. Each of the Guarantors hereby further agrees that service of process in any such action or proceeding brought in any such New York state court or in any such federal court may be made upon Paxar at its address specified in Section 9.02 of the Credit Agreement, and each of the Guarantors hereby irrevocably appoints Paxar as its authorized agent to accept such service of process, and hereby irrevocably agrees that the failure of Paxar to give any notice of such service to such Guarantor shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each of the Guarantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

                                                                       EXHIBIT F

     (b) Each of the Guarantors irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each of the Guarantors hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) To the extent that any Guarantor has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents.

     Section 16. Waiver of Jury Trial. Each of the Guarantors hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guaranty or any of the other Loan Documents, the transactions contemplated thereby or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

               [Remainder of this page left blank intentionally.]



                                                                       EXHIBIT F

     IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                        PAXAR CAPITAL CORPORATION


                                        By:
                                           -------------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: 105 Corporate Park Drive
                                                    White Plains, NY  10604-3814


                                        PAXAR AMERICAS, INC.


                                        By:
                                           -------------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: 105 Corporate Park Drive
                                                    White Plains, NY  10604-3814


                                        PAXAR INTERNATIONAL HOLDINGS, INC.


                                        By:
                                           -------------------------------------
                                           Title:
                                                 -------------------------------
                                           Address: 105 Corporate Park Drive
                                                    White Plains, NY  10604-3814


                                                                       EXHIBIT F

                                                                EXHIBIT A TO THE
                                                             SUBSIDIARY GUARANTY
                                                             -------------------

                           FORM OF GUARANTY SUPPLEMENT

                                                            ------------, ------

To each of the Lender Parties pursuant to the Credit
 Agreement referred to below

          Credit Agreement dated as of November __, 2005 (as in effect on the date hereof and as it may be hereafter amended,
                       supplemented or otherwise modified
           hereafter from time to time, the "Credit Agreement") among
          Paxar Corporation, certain subsidiaries thereof, the Lenders,
                        Issuing Banks and Swing Line Bank
          named therein and ABN AMRO Bank N.V. as Administrative Agent.
          ------------------------------------------------------------

Ladies and Gentlemen:

     Reference is made to the above-captioned Credit Agreement and to the Subsidiary Guaranty referred to therein (such Subsidiary Guaranty, as in effect on the date hereof and as it may be hereafter amended, supplemented or otherwise modified from time to time, the "Subsidiary Guaranty"). Capitalized terms not otherwise defined herein shall have the same meanings as specified in the Credit Agreement and in the Subsidiary Guaranty.

     The undersigned hereby agrees as follows:

     1. The undersigned hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrowers now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent or any Lender Party in enforcing any rights under this Guaranty Supplement and the Subsidiary Guaranty and the other Loan Documents, on the terms and subject to the limitations set forth in the Subsidiary Guaranty as if it were an original party thereto. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrowers to the Administrative Agent or any Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrowers.

     2. The undersigned hereby confirms that it is the intention of all parties that the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constitute a fraudulent transfer or conveyance for purposes of the United States Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law covering the protection of creditors' rights or the relief of debtors to the extent applicable to this Guaranty Supplement and the Subsidiary Guaranty or any of the Obligations of the undersigned hereunder or thereunder. To effectuate the foregoing intention, the undersigned hereby irrevocably agrees that, notwithstanding anything to the contrary contained in this Guaranty Supplement or the Subsidiary Guaranty, the Obligations of the undersigned and all other liabilities of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty shall be limited to the maximum amount as well, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of such Guarantor that are relevant thereunder, and after giving effect to any collections from, any rights to receive contributions from, or any payments made by or on behalf of any of the other Guarantors in respect of the obligations of such other Guarantor under this Guaranty Supplement and the Guaranty result in the Guaranteed Obligations and all other liabilities of each of the Guarantors under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.

                                                                       EXHIBIT F

     3. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to a "Guarantor" shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a "Guarantor" or a "Loan Party" shall also mean and be a reference to the undersigned.

     4. This Guaranty Supplement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     5. (a) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned further irrevocably consents to the service or process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the undersigned at its address set forth below its name on the signature pages hereto. The undersigned hereby further agrees that service of process in any such action or proceeding brought in any such New York state court or in any such federal court may be made upon Paxar at its address specified in Section 9.02 of the Credit Agreement, and the undersigned hereby irrevocably appoints Paxar as its authorized agent to accept such service of process, and hereby irrevocably agrees that the failure of Paxar to give any notice of such service to the undersigned shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement or the other Loan Documents to which it is a party in the courts of any jurisdiction.

     (b) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                                                                       EXHIBIT F

     (c) To the extent that the undersigned has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the undersigned hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

     6. The undersigned hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guaranty Supplement or any of the other Loan Documents to which it is a party, or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

                                                  Very truly yours,

                                                  [NAME OF ADDITIONAL GUARANTOR]


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:
                                                     Address:


                                                                       EXHIBIT F

                                                                     EXHIBIT G -
                                                     FOREIGN SUBSIDIARY GUARANTY


                           FOREIGN SUBSIDIARY GUARANTY

     GUARANTY dated ________ __, 200_ made by each of the Persons listed on the signature pages hereof (the "Initial Guarantors"); and the Additional Guarantors (as defined in Section 8(b)) (such Persons, together with the Initial Guarantors, being collectively referred as the "Guarantors") in favor of the Lender Parties as defined in the Credit Agreement referred to below.

     PRELIMINARY STATEMENT. The Lender Parties and ABN AMRO Bank N.V., as Administrative Agent for the Lender Parties, are parties to a Credit Agreement dated as of November __, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein are used herein as therein defined) with Paxar Corporation, a Delaware corporation ("Paxar"), and certain Subsidiaries of Paxar. Each of the Guarantors may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances and the issuance of Letters of Credit under the Credit Agreement that each of the Guarantors shall have executed and delivered this Guaranty.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement from time to time, each of the Guarantors hereby agrees as follows:

     Section 1. Guaranty; Limitation of Liability. (a) Each of the Guarantors hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Non-US Borrowers now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent or any Lender Party in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Non-US Borrowers to the Administrative Agent or any Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving any Non-US Borrower.

     (b) Each of the Guarantors, and by its acceptance of this Guaranty, the Administrative Agent and each of the Lender Parties, hereby confirm that it is the intention of all such Persons that this Guaranty and the obligations of each of the Guarantors hereunder not constitute a fraudulent transfer or conveyance for purposes of the United States Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Act or any similar federal or state law or similar law in any applicable jurisdiction outside the United States covering the protection of creditors' rights or the relief of debtors to the extent applicable to this Guaranty and the obligations of each of the Guarantors hereunder. To effectuate the foregoing intention, each of the Guarantors, the Administrative Agent and each of the Lender Parties hereby irrevocably agree that the Guaranteed Obligations and all of the other liabilities of each of the Guarantors under this Guaranty shall be limited to the maximum amount as will, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of such Guarantor that are relevant thereunder, and after giving effect to any collections from, any rights to receive contributions from, or any payments made by or on behalf of, any of the other Guarantors in respect of the obligations of such other Guarantor under this Guaranty, result in the Guaranteed Obligations and all of the other liabilities of each of the Guarantors under this Guaranty not constituting a fraudulent transfer of conveyance.

                                                                       EXHIBIT G

     Section 2. Guaranty Absolute. Each of the Guarantors guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender Party with respect thereto. The Obligations of each of the Guarantors under this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against any of the Guarantors to enforce this Guaranty, irrespective of whether any action is brought against any Non-US Borrower or any other Loan Party or whether any Non-US Borrower or any other Loan Party is joined in any such action or actions. The liability of each of the Guarantors under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each of the Guarantors hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Non-US Borrower or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of any Non-US Borrower or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of any Non-US Borrower or any of its Subsidiaries;

                                                                       EXHIBIT G

     (f) any failure of any Lender Party to disclose to any Non-US Borrower or any of the Guarantors any information relating to the financial condition, operations, properties or prospects of any Loan Party now or in the future known to any Lender Party (each of the Guarantors waiving any duty on the part of the Lender Parties to disclose such information); or

     (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Administrative Agent or any Lender Party that might otherwise constitute a defense available to, or a discharge of, any of the Non-US Borrowers, any of the Guarantors or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Lender Party or any other Person upon the insolvency, bankruptcy or reorganization of any Non-US Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

     Section 3. Waivers and Acknowledgments. (a) Each of the Guarantors hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Administrative Agent or any Lender Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Non-US Borrowers or any other Person or any Collateral.

     (b) Each of the Guarantors hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (c) Each of the Guarantors acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

     Section 4. Subrogation. Each of the Guarantors will not exercise any rights that it may now or hereafter acquire against any Non-US Borrower or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's Obligations under this Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Administrative Agent or any Lender Party against any Non-US Borrower or any other insider guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Non-US Borrower or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, and the Commitments shall have expired or terminated. If any amount shall be paid to any of the Guarantors in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, such amount shall be held in trust for the benefit of the Administrative Agent and the Lender Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to the Administrative Agent or any Lender Party of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and
(iii) the Termination Date shall have occurred, the Administrative Agent and the Lender Parties will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

                                                                       EXHIBIT G

     Section 5. Payments Free and Clear of Taxes, Etc. (a) Any and all payments made by any Guarantor hereunder shall be made, in accordance with Section 2.15 of the Credit Agreement, free and clear of and without deduction for any and all present or future Taxes. If any Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Administrative Agent or any Lender Party, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or such Lender Party (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Guarantor shall make such deductions and (iii) such Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, each of the Guarantors agrees to pay any present or future Other Taxes.

     (c) Each of the Guarantors will indemnify the Administrative Agent and each Lender Party for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent or such Lender Party (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date the Administrative Agent or such Lender Party (as the case may be) makes written demand therefor.

     (d) Within 30 days after the date of any payment of Taxes by or on behalf of any of the Guarantors, such Guarantor will furnish to the Administrative Agent, at its address referred to in the Credit Agreement, the original receipt of payment thereof or a certified copy of such receipt. In the case of any payment hereunder by or on behalf of any Guarantor through an account or branch outside the United States or on behalf of any Guarantor by a payor that is not a United States person, if such Guarantor determines that no Taxes are payable in respect thereof, such Guarantor shall furnish, or shall cause such payor to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purposes of this subsection (d) and subsection (e), the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

                                                                       EXHIBIT G

     (e) Upon the reasonable request in writing of any Guarantor, each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender or Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance or other agreement pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter upon the reasonable request in writing by any Guarantor (but only so long thereafter as such Lender Party remains lawfully able to do so), provide the Administrative Agent and such Guarantor with Internal Revenue Service Form W-8BEN or W 8BECI, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments under the Credit Agreement or the Notes. If the form provided by a Lender Party at the time such Lender Party first becomes a party to the Credit Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided, however, that, if at the date of the Assignment and Acceptance pursuant to which a Lender Party assignee becomes a party to the Credit Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) United States withholding tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) and requested by any Guarantor pursuant to this subsection (e) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form W-8BEN or W 8BECI, that any Lender Party reasonably considers to be confidential, such Lender Party shall give notice thereof to such Guarantor and shall not be obligated to include in such form or document such confidential information.

     (f) For any period with respect to which a Lender Party required to do so has failed to provide any Guarantor following such Guarantor's request therefor pursuant to subsection (e) above with the appropriate form described in subsection (e) (other than if such failure is due to a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e)), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) with respect to Taxes imposed by the United States; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, each of the Guarantors shall take such steps as such Lender Party shall reasonably request to assist such Lender Party to recover such Taxes.

     (g) Without prejudice to the survival of any other agreement of each of the Guarantors hereunder or under any other Loan Document, the agreements and obligations of each of the Guarantors contained in this Section 5 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

                                                                       EXHIBIT G

     Section 6. Representations and Warranties. Each of the Guarantors hereby represents and warrants to each of the Lender Parties as follows:

     (a) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

     (b) Such Guarantor has, independently and without reliance upon the Administrative Agent or any Lender Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and such Guarantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

     (c) Such Guarantor is, individually and together with its Subsidiaries, Solvent.

     Section 7. Confirmation of Certain Provisions of the Credit Agreement. Each of the Guarantors hereby confirms and agrees that so long as any part of the Guaranteed Obligations shall remain unpaid, any Letter of Credit shall be outstanding, or any Lender Party shall have any Commitment, such Guarantor will perform and observe all of the terms, covenants and agreements set forth in the Loan Documents to be performed or observed by such Guarantor or that Paxar has agreed to cause such Guarantor to perform or observe.

     Section 8. Amendments; Supplements, Etc. (a) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any of the Guarantors therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all of the Lender Parties, (i) limit, reduce or terminate the liability of any of the Guarantors hereunder, (ii) postpone any date fixed for payment hereunder or (iii) change the number of Lender Parties required to take any action hereunder.

     (b) Upon the execution and delivery by any Person of a supplement to this Guaranty pursuant to Section 5.01(m) of the Credit Agreement, in substantially the form of Exhibit A attached hereto (each a "Guaranty Supplement"), such Person shall be referred to as an "Additional Guarantor" and shall be and become a Guarantor, and each reference in this Guaranty to a "Guarantor" shall also mean and be a reference to such Additional Guarantor and each reference in any other Loan Document to a "Guarantor" or a "Loan Party" shall also mean and be a reference to such Additional Guarantor.

     Section 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered to it, if to any Initial Guarantor, addressed to it at its address set forth below its name on the signature pages hereto, if to any Additional Guarantor, at its address set forth below its name on the signature page to the Guaranty Supplement executed and delivered by it, if to the Administrative Agent or any Lender Party, at its address specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed or telecopied, be effective when deposited in the mails or transmitted by telecopier, respectively.

                                                                       EXHIBIT G

     Section 10. No Waiver; Remedies. No failure on the part of the Administrative Agent or any other Lender Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 11. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of said Section 6.01, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any Guarantor against any and all of the Obligations of such Guarantor now or hereafter existing under this Guaranty, whether or not such Lender Party shall have made any demand under this Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify such Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

     Section 12. Indemnification. Without limitation on any other Obligations of any Guarantor or remedies of the Lender Parties under this Guaranty, each of the Guarantors shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Lender Party from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursements of such Lender Party's legal counsel) suffered or incurred by such Lender Party as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of any Non-US Borrower enforceable against such Non-US Borrower in accordance with their terms.

     Section 13. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the Termination Date, (b) be binding upon each of the Guarantors, their successors and assigns and (c) inure to the benefit of and be enforceable by the Administrative Agent and the Lender Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as and to the extent provided in Section 9.07 of the Credit Agreement.

                                                                       EXHIBIT G

     Section 14. Judgment. (a) Rate of Exchange. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder, under the Credit Agreement or under any Note or Notes in another currency into US Dollars or into a Primary Currency, as the case may be, each of the Guarantors agrees, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, a Lender Party could purchase such other currency with US Dollars or with a Primary Currency, as the case may be, in New York City, New York at the close of business on the Business Day immediately preceding the day on which final judgment is given, together with any premiums and costs of exchange payable in connection with such purchase.

     (b) Indemnity. The obligation of each of the Guarantors in respect of any sum due from it to the Administrative Agent or any Lender Party hereunder, under the Credit Agreement or under any Note or Notes shall, notwithstanding any judgment in a currency other than US Dollars or a Primary Currency, as the case may be, be discharged only to the extent that on the Business Day next succeeding receipt by the Administrative Agent or such Lender Party of any sum adjudged to be so due in such other currency, the Administrative Agent or such Lender Party may, in accordance with normal banking procedures, purchase US Dollars or such Primary Currency, as the case may be, with such other currency. If the US Dollars or such Primary Currency so purchased are less than the sum originally due to such Administrative Agent or such Lender Party in US Dollars or in such Primary Currency, each of the Guarantors agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or such Lender Party against such loss, and if the US Dollars or such Primary Currency so purchased exceed the sum originally due to the Administrative Agent or any Lender Party in US Dollars or in such Primary Currency, as the case may be, the Administrative Agent or such Lender Party agrees to remit to such Guarantor such excess.

     Section 15. Jurisdiction, Etc. (a) Each of the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents, or for recognition or enforcement of any judgment, and each of the Guarantors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the Guarantors further irrevocably consents to the service or process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to such Guarantor at its address set forth below its name on the signature pages hereto. Each of the Guarantors hereby further agrees that service of process in any such action or proceeding brought in any such New York state court or in any such federal court may be made upon Paxar at its address specified in Section 9.02 of the Credit Agreement, and each of the Guarantors hereby irrevocably appoints Paxar as its authorized agent to accept such service of process, and hereby irrevocably agrees that the failure of Paxar to give any notice of such service to such Guarantor shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. Each of the Guarantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

                                                                       EXHIBIT G

     (b) Each of the Guarantors irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each of the Guarantors hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) To the extent that any Guarantor has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Loan Documents.

     Section 16. Waiver of Jury Trial. Each of the Guarantors hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guaranty or any of the other Loan Documents, the transactions contemplated thereby or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

               [Remainder of this page left blank intentionally.]



                                                                       EXHIBIT G

     IN WITNESS WHEREOF, each of the Guarantors has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

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                                                  Title:
                                                        ------------------------
                                                  Address:
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                                                  Title:
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                                                  Address:
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                                              By:
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                                                  Title:
                                                        ------------------------
                                                  Address:
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                                              By:
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                                                  Title:
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                                                  Address:
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                                                                       EXHIBIT G

                                                                EXHIBIT A TO THE
                                                     FOREIGN SUBSIDIARY GUARANTY
                                                     ---------------------------

                           FORM OF GUARANTY SUPPLEMENT

                                                            ------------, ------

To each of the Lender Parties pursuant to the Credit
 Agreement referred to below

          Credit Agreement dated as of November __, 2005 (as in effect on the date hereof and as it may be hereafter amended,
                       supplemented or otherwise modified
           hereafter from time to time, the "Credit Agreement") among
          Paxar Corporation, certain subsidiaries thereof, the Lenders,
                        Issuing Banks and Swing Line Bank
          named therein and ABN AMRO Bank N.V. as Administrative Agent.
          ------------------------------------------------------------

Ladies and Gentlemen:

     Reference is made to the above-captioned Credit Agreement and to the Foreign Subsidiary Guaranty referred to therein (such Foreign Subsidiary Guaranty, as in effect on the date hereof and as it may be hereafter amended, supplemented or otherwise modified from time to time, the "Subsidiary Guaranty"). Capitalized terms not otherwise defined herein shall have the same meanings as specified in the Credit Agreement and in the Foreign Subsidiary Guaranty.

     The undersigned hereby agrees as follows:

     1. The undersigned hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Non-US Borrowers now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent or any Lender Party in enforcing any rights under this Guaranty Supplement and the Subsidiary Guaranty and the other Loan Documents, on the terms and subject to the limitations set forth in the Subsidiary Guaranty as if it were an original party thereto. Without limiting the generality of the foregoing, the undersigned's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Non-US Borrowers to the Administrative Agent or any Lender Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Non-US Borrowers.

     2. The undersigned hereby confirms that it is the intention of all parties that the Obligations of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty not constitute a fraudulent transfer or conveyance for purposes of the United States Federal Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law or similar law in any applicable jurisdiction outside the United States covering the protection of creditors' rights or the relief of debtors to the extent applicable to this Guaranty Supplement and the Subsidiary Guaranty or any of the Obligations of the undersigned hereunder or thereunder. To effectuate the foregoing intention, the undersigned hereby irrevocably agrees that, notwithstanding anything to the contrary contained in this Guaranty Supplement or the Subsidiary Guaranty, the Obligations of the undersigned and all other liabilities of the undersigned under this Guaranty Supplement and the Subsidiary Guaranty shall be limited to the maximum amount as well, after giving effect to such maximum amount and all of the other contingent and fixed liabilities of such Guarantor that are relevant thereunder, and after giving effect to any collections from, any rights to receive contributions from, or any payments made by or on behalf of any of the other Guarantors in respect of the obligations of such other Guarantor under this Guaranty Supplement and the Guaranty result in the Guaranteed Obligations and all other liabilities of each of the Guarantors under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.

                                                                       EXHIBIT G

     3. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Subsidiary Guaranty to the same extent as each of the other Guarantors. The undersigned further agrees, as of the date first above written, that each reference in the Subsidiary Guaranty to a "Guarantor" shall also mean and be a reference to the undersigned, and each reference in any other Loan Document to a "Guarantor" or a "Loan Party" shall also mean and be a reference to the undersigned.

     4. This Guaranty Supplement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

     5. (a) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guaranty Supplement, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. The undersigned further irrevocably consents to the service or process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the undersigned at its address set forth below its name on the signature pages hereto. The undersigned hereby further agrees that service of process in any such action or proceeding brought in any such New York state court or in any such federal court may be made upon Paxar at its address specified in Section 9.02 of the Credit Agreement, and the undersigned hereby irrevocably appoints Paxar as its authorized agent to accept such service of process, and hereby irrevocably agrees that the failure of Paxar to give any notice of such service to the undersigned shall not impair or affect the validity of such service or of any judgment rendered in any action or proceeding based thereon. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty Supplement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Guaranty Supplement or the other Loan Documents to which it is a party in the courts of any jurisdiction.


                                                                       EXHIBIT G

     (b) The undersigned irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Supplement in any New York State or federal court. The undersigned hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) To the extent that the undersigned has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the undersigned hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

     6. The undersigned hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Guaranty Supplement or any of the other Loan Documents to which it is a party, or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

                                                  Very truly yours,

                                                  [NAME OF ADDITIONAL GUARANTOR]


                                                  By:
                                                     ---------------------------
                                                     Name:
                                                     Title:
                                                     Address: